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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.12

               AMENDED AND RESTATED EXCLUSIVE SUBLICENSE AGREEMENT

                                 BY AND BETWEEN

                         INTERMUNE PHARMACEUTICALS, INC.

                                       AND

                              CONNETICS CORPORATION

                                 APRIL 27, 1999

               AMENDED AND RESTATED EXCLUSIVE SUBLICENSE AGREEMENT

       THIS AMENDED AND RESTATED EXCLUSIVE SUBLICENSE AGREEMENT (the "Agreement") is made and entered into as of April 27, 1999 (the "Effective Date") by and between CONNETICS CORPORATION, a Delaware corporation with a principal place of business at 3400 West Bayshore Road, Palo Alto, CA 94303 ("Connetics"), and INTERMUNE PHARMACEUTICALS, INC., a California corporation with a principal place of business at 3294 West Bayshore Road, Palo Alto, CA 94303 ("InterMune"). InterMune and Connetics may be referred to herein as a "Party" or, collectively, as the "Parties."

                                    RECITALS

A. WHEREAS, InterMune is a corporation formed for the purpose of research and development of biopharmaceutical products for the treatment of infectious and autoimmune diseases; and

B. WHEREAS, Connetics has licensed the rights to certain immunology-based products and to the technology relating thereto from Genentech, Inc. ("Genentech") pursuant to that certain License Agreement for Interferon Gamma by and between Connetics and Genentech dated May 5, 1998 (the "Genentech License"); and

C. WHEREAS, InterMune and Connetics have entered into that certain Exclusive Sublicense Agreement dated August 21, 1998 (the "Original Agreement") pursuant to which (a) Connetics granted an exclusive sublicense to InterMune under the Genentech License to develop, make, have made, import, offer for sale and sell therapeutic products containing or derived from such immunology-based products and technology for use for certain specific indications, and (b) InterMune granted to Connetics the exclusive option to practice such sublicensed rights in the dermatology field;

D. WHEREAS, Connetics and Genentech have amended the Genentech License through Amendment No. 1 to License Agreement effective December 28, 1998, Amendment No. 2 to License Agreement effective January 15, 1999 and Amendment No. 3 to the License Agreement effective April 27, 1999, pursuant to which Connetics acquired from Genentech certain additional rights to the aforementioned immunology-based products and technology, with the intent of sublicensing such additional rights to InterMune;

E. WHEREAS, Connetics is participating in that certain financing transaction for InterMune Series A Preferred Shares (the "Series A Transaction") and, as partial consideration to Connetics for its participation in the Series A Transaction, InterMune has agreed to pay to Connetics, (i) pursuant to that certain Collaboration Agreement between the Parties effective as of even date herewith (the "Collaboration Agreement"), five hundred thousand dollars ($500,000) on the effective date of the Collaboration Agreement and five hundred thousand dollars ($500,000) on March 31, 2001, and (ii) pursuant to this Agreement, a milestone payment of one million five hundred thousand dollars ($1,500,000) as further described herein;


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                                       1.

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F.     WHEREAS, as further consideration to Connetics for its participation in the Series A Transaction, InterMune has agreed to issue to Connetics pursuant to the Collaboration Agreement, (i) nine hundred sixty thousand (960,000) shares of Series A-1 Preferred Stock, (ii) shares of Series B Preferred Stock of an aggregate value of five hundred thousand dollars ($500,000), and (iii) shares of Series C Preferred Stock of an aggregate value of one million dollars ($1,000,000); and

G. WHEREAS, InterMune and Connetics now desire to replace and supersede the Original Agreement with this Agreement;

       NOW, THEREFORE, the Parties agree as follows:

1.     DEFINITIONS

1.1 "AFFILIATE" means any company or entity controlled by, controlling or under common control with a Party. As used in this Section, "control" means (a) that an entity or company owns, directly or indirectly, fifty percent (50%) or more of the voting stock of another entity, or (b) that an entity, person or group has the actual ability to control and direct the management of the entity, whether by contract or otherwise, but excluding, for all purposes of this Agreement, Connetics, as to InterMune, and InterMune, as to Connetics.

1.2 "AMENDMENT NO. 3" means that certain Amendment No. Three to License Agreement entered into between Connetics and Genentech effective April 27, 1999. For clarity, the phrase "as amended by Amendment No. 3" as used herein is intended only for ease of reference and not as a limitation.

1.3 "BEST EFFORTS" means every necessary and prudent effort of a Party applied in a prompt, commercially reasonable manner, to the maximum extent reasonably allowed by such Party's available financial resources, taking into account all of such Party's business commitments for such financial resources.

1.4    "BLA" means a Biologics License Application.

1.5 "CONNETICS KNOW-HOW" means all Know-How in the areas of quality assurance/ quality control (QA/QC), pharmaceutical science, process development or regulatory affairs that (a) is Controlled by Connetics during the term of this Agreement, and (b) is necessary or useful to the discovery, development, use or manufacture of Products, but excluding all Know-How that is part of the Genentech License Rights.

1.6 "CONTROLLED" means with respect to any material, Know-How or intellectual property right, that the Party owns or has a license to such material, Know-How or intellectual property right and has the ability to grant access, a license, or a sublicense to such material, Know-How or intellectual property right to the other Party as provided for herein without violating an agreement with a Third Party as of the time the Party would be first required hereunder to grant the other Party such access, license or sublicense.


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

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1.7    "DERMATOLOGY FIELD" means the administration to humans of therapeutic products for the treatment, prevention or diagnosis of any dermatological disease or condition, including, without limitation, atopic dermatitis, keloids/hypertrophic scars, pustular psoriasis and scleroderma, but excluding (i) any cancer disease or condition, (ii) any infectious disease or condition, and (iii) any indication outside of the IG Field.

1.8 "DERMATOLOGY SUBLICENSEE" means a Third Party to which Connetics has granted a sublicense under the sublicense rights granted by InterMune to Connetics pursuant to Section 4.1.

1.9 "FDA" means the U.S. Food and Drug Administration, or any successor agency.

1.10 "GENE THERAPY" means the therapeutic or prophylactic treatment of a human being with: (a) one or more oligonucleotides or nucleotide sequences, in native form or chemically modified, which are introduced into the body in free form, bound to a carrier molecule, contained in any molecular vesicle (e.g. a liposome), incorporated into or attached to a vector of any type, contained in any cellular construct and/or contained in any mechanical device or (b) cells which have been manipulated EX VIVO using one or more oligonucleotides or nucleotide sequences.

1.11 "GENE THERAPY FIELD" means the administration to humans of Licensed Gene Product for Gene Therapy for the treatment or prevention of any human disease or condition, provided however, that "Gene Therapy Field" shall not include any treatment or prevention of any type of cardiac or cardiovascular disease or condition.

1.12 "GENENTECH" means Genentech, Inc., a Delaware corporation with its principal office at 1 DNA Way, South San Francisco, CA 94080.

1.13 "GENENTECH LICENSE" means the License Agreement for Interferon Gamma between Genentech and Connetics dated May 4, 1998, as amended by Amendment No. 1 to License Agreement effective December 28, 1998, Amendment No. 2 to License Agreement effective January 15, 1999, and Amendment No. 3, all of which are attached hereto as Exhibit 1.13.

1.14 "GENENTECH LICENSE RIGHTS" means all rights under Patents, Know-How and trademarks granted to Connetics by Genentech under the Genentech License, but only to the extent the Genentech License permits the practice of such rights for the uses set forth in Article 3 herein. "Genentech License Rights" shall not include any Third Party Product Rights.

1.15 "GENENTECH PATENTS" means all the Patent rights which are granted to Connetics under the Genentech License.

1.16 "GENENTECH SUPPLY AGREEMENT" means the Supply Agreement entered into between Genentech and Connetics dated May 4, 1998, a copy of which is attached hereto as Exhibit 1.16.


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                                       3.

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1.17   "IG FIELD" means the administration to humans of Licensed Protein Product for the treatment or prevention of any human disease or condition, provided however, that "IG Field" shall not include: (i) the administration to humans of Licensed Protein Product for the treatment or prevention of any type of arthritis or cardiac or cardiovascular disease or condition or (ii) use of Licensed Protein Product for Gene Therapy.

1.18 "INTERFERON GAMMA" OR "IG" means the polypeptide described as "Interferon Gamma" in Section 1.20 of the Genentech License.

1.19 "INTERMUNE NET SALES" means "Net Sales" of Licensed Protein Products in the Territory for use in the IG Field by InterMune and its sublicensees hereunder other than Connetics and its Affiliates and Dermatology Sublicensees.

1.20 "KNOW-HOW" means all information, data, know-how, trade secrets, inventions, developments, results, techniques and materials, whether or not patentable.

1.21 "LICENSED PRODUCT," "LICENSED GENE PRODUCT" AND "LICENSED PROTEIN PRODUCT" shall each have the same meaning as defined in Section 1.22 of the Genentech License (as amended by Amendment No. 3).

1.22 "LICENSED TECHNOLOGY" means the Genentech License Rights and the Connetics Know-How.

1.23 "NET SALES" means "Net Sales" (as defined in Section 1.25 of the Genentech License) of Licensed Protein Products in the Territory for use in the IG Field by InterMune and any of its sublicensees hereunder.

1.24 "PATENTS" means any and all issued or pending patents and patent applications, both foreign and domestic, and including without limitation
       (a) all divisionals, continuations and continuations-in-part of any such applications, (b) any patents that issue from any of the foregoing, and
       (c) all substitutions, extensions, reissues, renewals, supplementary protection certificates and inventors' certificates with respect to any of the foregoing issued patents.

1.25   "TERRITORY" means the United States and Japan.

1.26 "THIRD PARTY" means any party besides the Parties and their respective Affiliates.

1.27   "THIRD PARTY PRODUCT RIGHTS" shall have the meaning set forth in Section
       1.37 of the Genentech License (as amended by Amendment No. 3).

1.28 "UNITED STATES" means the United States and its territories and possessions.

2.     ORIGINAL AGREEMENT SUPERSEDED

       The Parties agree that the Original Agreement is hereby replaced and superseded in all respects by this Agreement as of the Effective Date.

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                                       4.
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3.     LICENSES AND COVENANTS

3.1    GENENTECH LICENSE RIGHTS.

(a) Connetics hereby grants to InterMune the exclusive sublicense, even as to Connetics, under the Genentech License Rights to develop, use, sell, offer for sale, import, make and have made:

(i) Licensed Protein Products in the IG Field in the Territory, subject to any rights Connetics obtains under Section 4.1 below, and

(ii)   Licensed Gene Products in the Gene Therapy Field in the United States.

(b) InterMune may sublicense any or all the foregoing rights to the extent that Connetics is permitted to do so under the Genentech License.

3.2    THIRD PARTY PRODUCT RIGHTS.

(a) Connetics hereby grants to InterMune the exclusive sublicense, even as to Connetics, under any Third Party Product Rights Connetics acquires in Japan pursuant to Section 2.1(g)(iii) of the Genentech License (as amended by Amendment No. 3), which sublicense may be further sublicensed by InterMune to the extent that Connetics is permitted to do so under the Genentech License.

(b) Connetics hereby assigns to InterMune its entire right, title and interest to Connetics' rights of negotiation to Third Party Product Rights pursuant to Section 2.1(h) of the Genentech License (as amended by Amendment No. 3). In the event that Genentech notifies Connetics of the availability of any such Third Party Product Rights, Connetics shall promptly notify InterMune thereof.

3.3 CONNETICS KNOW-HOW. Connetics hereby grants to InterMune a non-exclusive license under the Connetics Know-How to develop, use, make, have made, import, offer for sale and sell (a) Licensed Products in the Territory, and (b) any products covered by Third Party Patent Rights to which Connetics or InterMune acquires rights under the Genentech License in the applicable territory.

3.4 GENENTECH SUPPLY AGREEMENT. Connetics hereby assigns to InterMune its entire right, title and interest under the Genentech Supply Agreement and agrees to notify Genentech of such assignment in accordance with Section
     5.4 thereof. As of the Effective Date, InterMune shall be deemed to be the successor in interest of Connetics under the Genentech Supply Agreement and shall assume all obligations and be entitled to all rights of Connetics under such agreement. InterMune hereby covenants that it shall maintain the Genentech Supply Agreement effective and in good standing. To the extent Connetics exercises its option pursuant to Section 4.1 below, InterMune shall procure for and supply to Connetics (and its Dermatology Sublicensees, if any) its requirements for Bulk Product and Finished Product (as such terms are defined in the Genentech Supply Agreement) for use in the Dermatology


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                                       5.

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       Field from Genentech pursuant to the Genentech Supply Agreement or from any Third Party manufacturer(s) contracted by InterMune to manufacture Finished Product and Bulk Product, provided that Connetics shall pay to InterMune InterMune's cost, without markup, for procuring and supplying such Finished Product and Bulk Product to Connetics.

3.5 TRANSFER OF DATA AND MATERIALS. Promptly following the Effective Date, Connetics and InterMune shall work cooperatively together to transfer to InterMune all documents or materials in Connetics' possession comprising or containing the Licensed Technology, including without limitation, biological and chemical materials, regulatory filings, and data, and Connetics shall transfer any and all additions or improvements to the Licensed Technology to InterMune as soon as is reasonably practicable after the creation, development or acquisition of such addition or improvements.

3.6 CONNETICS COVENANT. Connetics hereby covenants that it shall maintain the Genentech License effective and in good standing subject to InterMune's performance under Section 3.7 below.

3.7    INTERMUNE PERFORMANCE UNDER GENENTECH LICENSE.

(a) InterMune shall perform in lieu and instead of Connetics in carrying out the rights and obligations of Connetics under the Genentech License to the extent permitted in Section 2.3(c) of the Genentech License (including without limitation the insurance obligations set forth in Section 10.4 of the License Agreement (as amended by Amendment No. 3)), and except as set forth in Article 4 below. Connetics agrees to use commercially reasonable diligent efforts to cooperate with InterMune to enable it to exercise such rights and to perform such obligations thereunder.

(b) In the event that InterMune reasonably anticipates that it is likely to materially default under any obligation under the Genentech License that it is obligated to perform pursuant to subsection (a) above, InterMune shall notify Connetics as promptly as reasonably practicable of such default. At Connetics' request, InterMune shall cooperate fully with Connetics in order to prevent, mitigate or cure such default.

4.     OPTION TO DERMATOLOGY RIGHTS

4.1 OPTION GRANT. InterMune hereby grants to Connetics the exclusive option to obtain the exclusive sublicense under the Genentech License Rights to develop, use, make, have made, import, offer for sale and sell Licensed Protein Products for use solely in the Dermatology Field in the United States, subject to Genentech's rights under the Genentech License. Connetics may exercise such option at any time prior to the [ * ] anniversary of the Effective Date by providing InterMune written notice of its desire to exercise such option. Upon InterMune's receipt of such notice, InterMune shall be deemed to have granted to Connetics the exclusive, royalty-free (with respect to InterMune only), sublicense under the Genentech License Rights to use, make, have made, import, offer for sale and sell Licensed Protein Products in the Dermatology Field in the United States for the term of this Agreement, subject to the terms of the Genentech License, and Connetics shall undertake all obligations


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                                       6.

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       under the Genentech License relating to its development and commercialization of Licensed Protein Products in the Dermatology Field in the United States, including without limitation those obligations described in Sections 4.2 and 4.4 below. Such sublicense shall be further sublicenseable by Connetics to the extent permitted by the Genentech License. If not exercised by the [ * ] anniversary of the Effective Date, the option granted in this Section 4.1 shall expire.

4.2 PAYMENTS AND OTHER OBLIGATIONS UNDER GENENTECH LICENSE. If Connetics exercises such option as set forth in Section 4.1 above:

(i) In the event that Connetics or a Dermatology Sublicensee achieves one of the milestones set forth in Sections 8.2(a) or (b) of the Genentech License with respect to its Licensed Protein Product, Connetics or such Dermatology Sublicensee shall inform InterMune thereof and provide such milestone payment due under the Genentech License to InterMune, and InterMune agrees to render such payment to Genentech on behalf of Connetics.

(ii) In the event that milestone payments to Genentech as set forth in Sections 8.1 (c) and (d) of the Genentech License are triggered by the sale of Licensed Protein Product by both Connetics and InterMune (and/or their sublicensees) in the Territory, the Parties shall promptly meet and in good faith determine a fair apportionment between the Parties of the payment to be made to Genentech for such milestone based upon the relative Net Sales of each Party for such calendar year or other agreed upon method of apportionment. Connetics shall then submit to InterMune its portion of such milestone payment in accordance with the terms of the Genentech License, and InterMune agrees to render such payment to Genentech on behalf of Connetics.

(b) ROYALTIES. Connetics shall be responsible for making all payments due (i) to Genentech under Section 8.3 of the Genentech License, and (ii) to Genentech or any other Third Party under Section 8.4 of the Genentech License, in each case on Net Sales of Licensed Protein Products by Connetics, its Affiliates and its Dermatology Sublicensees, in accordance with the Genentech License.

(c) DEFAULT. In the event that Connetics reasonably anticipates that it is likely to materially default under any obligation under the Genentech License that it is obligated to perform under Section 4.1, including without limitation the obligations described in subsections (a) and (b) above, Connetics shall notify InterMune as promptly as reasonably practicable of the nature of such default. At InterMune's request, Connetics shall cooperate fully with InterMune in order to prevent, mitigate or cure such default.

4.3    OFF-LABEL SALES. If Connetics exercises the option set forth in Section
       4.1 then:

(a) Each Party agrees and shall require its sublicensees, if any, to use commercially reasonable efforts to formulate all Licensed Protein Products developed by such Party or sublicensee thereof in a manner to reduce, to the extent reasonably practicable, the possibility that such


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                                       7.

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       Licensed Protein Product can be used in the other Party's field of use as provided hereunder. If a Party cannot so formulate a particular Licensed Protein Product, then such Party agrees to use its Best Efforts to prevent sales of such Licensed Protein Product for use in the other Party's field of use, including without limitation instructing its sales forces, and requiring all sublicensees to instruct their sales forces, that such Licensed Protein Product is not to be promoted, marketed or sold for use in the other Party's field of use.

(b) In the event that either Party determines that a Licensed Protein Product is being used in a field of use other than for which it was intended, such Party shall immediately inform the other Party. The Parties shall then promptly meet and diligently and in good faith determine a fair and reasonable mechanism for equitable allocation of the sales of such Licensed Protein Product that are used outside the field of use for which they are intended.

4.4 PATENT COSTS. If Connetics exercises the option set forth in Section 4.1, then Connetics agrees to reimburse InterMune all costs paid by InterMune to Genentech under Section 5.2 of the Genentech License which relate to any patent or patent application the claims of which: (a) are specifically directed to a Licensed Protein Product for use in the Dermatology Field and (b) do not relate to a Licensed Protein Product for use in any area of the IG Field other than the Dermatology Field.

4.5 MILESTONE PAYMENTS. If Connetics exercises its options under Section 4.1, then Connetics shall make the following cash milestone payments to
       InterMune:

(a) [ * ] within thirty (30) days following the date on which the first NDA or BLA for a Licensed Protein Product is filed with the FDA by Connetics for an indication in the Dermatology Field.

(b) [ * ] within thirty (30) days following the date Connetics receives FDA clearance for each new indication in the Dermatology Field of a Licensed Protein Product for commercial sale in the United States.

4.6    DERMATOLOGICAL INDICATIONS OUTSIDE OF THE DERMATOLOGY FIELD.

(a) It is the intention of the Parties that Connetics shall be InterMune's preferred marketing partner for sales of Licensed Protein Product to dermatologists in the United States during the term of this Agreement. Therefore, during the term of this Agreement, if either Party desires to sell Licensed Protein Product to dermatologists in the United States for use for indications that are outside of the Dermatology Field but within the IG Field (an "Outside Indication"), the provisions of this Section
       4.6 shall apply.

(b) In the event that either Party desires to sell a Licensed Protein Product for an Outside Indication to dermatologists in the United States during the term of this Agreement, such Party shall give the other Party written notice of such interest, which notice shall specify the indication of interest. If InterMune notifies Connetics that InterMune itself desires to sell such Licensed Protein Product for an Outside Indication directly to dermatologists in the United States, then the procedures of subsection
       (d) shall apply. Otherwise, for ninety (90)


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                                       8.

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       days following receipt of such notice, the Parties shall exclusively negotiate in good faith for the reasonable commercial terms under which Connetics shall exclusively sell such Licensed Protein Product for such Outside Indication to dermatologists in the United States. In the event that, at the end of such ninety (90) day period, the Parties have failed to enter into a written agreement on such commercially reasonable terms, Connetics' rights with respect to the sale of such Licensed Protein Product for such Outside Indication shall terminate and InterMune shall have no further obligations to Connetics under this Section 4.6 with respect to such Licensed Protein Product for such Outside Indication except as set forth is subsections (c) and (d) below.

(c) If the Parties have failed to enter into an agreement by the end of such ninety (90) day period, as described in subsection (b) above, InterMune shall then have the right during the following one hundred eighty (180) day period to enter into an agreement with a Third Party for the sale to dermatologists of such Licensed Protein Product for such Outside Indication on economic terms that, taken as a whole, are substantially the same as, or more favorable to InterMune than, those last offered in writing by Connetics for such rights pursuant to subsection (b) above. If at the end of such one hundred eighty (180) day period InterMune has not entered into an agreement with a Third Party to sell such Licensed Protein Product for such Outside Indication to dermatologists in the United States, then the procedures set forth in subsection (b) above shall again apply, provided that InterMune may proceed alternatively under subsection (d) below.

(d) If InterMune itself desires to sell such Licensed Protein Product to dermatologists in the United States for Outside Indications, then upon written notice from InterMune, Connetics and InterMune shall enter into good faith negotiations, for a period of ninety (90) days from Connetics' receipt of such notice, for the reasonable commercial terms upon which InterMune shall grant to Connetics the rights to co-promote such Licensed Protein Product for such Outside Indication to dermatologists in the United States. InterMune agrees that it shall not unreasonably withhold its agreement to such commercially reasonable terms. In the event that, at the end of such ninety (90) day period, the Parties have failed to enter into a written agreement for such co-promotion rights, InterMune shall have no further obligations to Connetics under this Section 4.6 with respect to such Licensed Protein Product for such Outside Indication, PROVIDED THAT InterMune may not enter into an agreement with a Third Party for the rights to co-promote Licensed Protein Product for such Outside Indication to dermatologists in the United States on economic terms that, taken as a whole, are less favorable to InterMune than those last offered in writing by Connetics for such rights. In the event that InterMune does not enter into such a co-promotion agreement with a third party and instead solely promotes and sells such Licensed Protein Product for such Outside Indication to dermatologists in the United States itself, if at any time following such sole promotion and sale InterMune determines in its sole discretion that it desires to grant a license to the rights to promote and sell the rights to co-promote such Licensed Protein Product for such Outside Indication to dermatologists in the United States to another party (other than an Affiliate), then the procedures set forth in subsection (b) above shall apply.

5.     CONSIDERATION


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       9.
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5.1    ROYALTIES.

(a) Beginning on January 1, 2002, InterMune shall pay to Connetics a royalty of [ * ] of InterMune Net Sales in the United States. InterMune shall continue to pay such royalties to Connetics until such time as the cumulative InterMune Net Sales in United States, beginning on January 1, 2000, are equal to [ * ]. Thereafter, InterMune shall pay to Connetics a royalty of [ * ] of InterMune Net Sales in the United States for the remainder of the term of the Agreement.

(b) All royalties due under this Section 5.1 shall be due and payable quarterly within thirty (30) days following the last day of each quarter in which royalties are incurred beginning with first calendar quarter of 2002.

5.2 MILESTONE PAYMENT. InterMune shall pay to Connetics a milestone payment of one million five hundred thousand dollars ($1,500,000), as follows (the "Milestone Payment"), payable in a lump sum or in installments based on the level of InterMune Net Sales as follows:

(a) If annualized InterMune Net Sales in the United States for 2001, based on InterMune Net Sales in the United States for the third and fourth calendar quarters of 2001, ("2001 Net Sales") are equal to or greater than [ * ], then on March 31, 2002, InterMune shall, at its election, either (i) pay the full Milestone Payment to Connetics, or (ii) pay to Connetics [ * ] of the Milestone Payment and furnish to Connetics a promissory note for the balance of the Milestone Payment, which promissory note shall provide for three (3) principal payments to Connetics of [ * ] each due upon June 30, 2002, September 30, 2002 and December 31, 2002, respectively.

(b) If 2001 Net Sales are equal to or greater than [ * ] but less than [ * ], then on March 31, 2002, InterMune shall pay to Connetics [ * ] of the Milestone Payment, and furnish to Connetics a promissory note for the balance of the Milestone Payment (the "Remaining Payment"), which promissory note shall provide for full payment of the balance of such note to Connetics on the earlier to occur of (i) March 31, 2004, or (ii) the last day of the month following the consecutive twelve (12) month period that InterMune Net Sales in the United States are equal to or greater than [ * ], subject to subsection (d) below.

(c) If 2001 Net Sales are less than [ * ], then on March 31, 2002, InterMune shall pay to Connetics a portion of the Milestone Payment equal to [ * ] multiplied by a fraction, the numerator of which is 2001 Net Sales and the denominator of which is [ * ]. InterMune shall furnish to Connetics a promissory note for the balance of the Milestone Payment (the "Remaining Payment"), which promissory note shall provide for full payment of the balance of such note to Connetics on the earlier to occur of (i) March 31, 2004, or (ii) the last day of the month following the consecutive twelve (12) month period that InterMune Net Sales in the United States are equal to or greater than [ * ], subject to subsection (d) below.

(d) With respect to the promissory note for the Remaining Payment described in subsection (b) or (c) above, if InterMune is to pay the balance of such note on March 31, 2004, and


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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       InterMune Net Sales in the United States for the twelve (12) month period preceding March 31, 2004 are equal to or greater than [ * ] but less than [ * ], then:

(i) InterMune may, at its election, pay [ * ] of the Remaining Payment either in cash or in Preferred Shares of InterMune stock at the fair market value of such shares, determined as the average closing price of such shares over the previous thirty (30) day period; and

(ii) With respect to the other [ * ] of the Remaining Payment, Connetics may, at its election, receive such fifty percent either in cash or in Preferred Shares of InterMune stock at the fair market value of such shares, determined as the average closing price of such shares over the previous thirty (30) day period, provided that Connetics shall notify InterMune of its election in writing at least thirty (30) days prior to the date that such payment is due; and

(e) With respect to the Remaining Payment described in subsection (b) or (c) above, if InterMune is to pay the balance of such note on March 31, 2004, and InterMune Net Sales in the United States for the twelve (12) month period preceding March 31, 2004 are less than [ * ], then InterMune may, at its election, either:

(1) Pay such Remaining Payment in cash or in Preferred Shares of InterMune stock at the fair market value of such shares, determined as the average closing price of such shares over the previous thirty (30) day period; or

(2) Grant to Connetics the license to the Accounting and Revenue Rights to CGD Units (as defined below), on commercially reasonable terms to be agreed upon by the Parties, in which event InterMune shall thereafter have no further obligation to Connetics with respect to such Remaining Payment. Such license shall be [ * ] with respect to InterMune but not with respect to Genentech or any other Third Party, and shall expire upon the date of expiration of the last to expire Genentech Patent covering the manufacture, use or sale of Licensed Products for the treatment of CGD in the United States and its territories and possessions. As used herein, "Accounting and Revenue Rights to CGD Units" means the right to book net revenues, expenses and net profits for the sales of Licensed Product for the treatment of chronic granulomatous disease by InterMune and its sublicensees in the United States.

(f) All promissory notes referred to in this Section 5.2 shall bear interest at the rate of the prime rate plus [ * ].

5.3 REPORTS; AUDIT RIGHTS. InterMune shall provide to Connetics a copy of all reports submitted to Genentech by InterMune pursuant to Section 8.8 of the Genentech License when InterMune submits such report to Genentech. Connetics shall furthermore have the same audit rights as Genentech pursuant to Section 8.8.

5.4 PAYMENTS UNDER GENENTECH LICENSE. InterMune shall make, on behalf of Connetics, all payments owed by Connetics to Genentech under Sections 8.2 and 8.3 of the Genentech License with respect to InterMune's activities hereunder, except as set forth in Section 4.2 above. Each Party shall be responsible for paying all royalties due to Third Parties other than


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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       Genentech under Section 8.4 of the Genentech License with respect to such
       Party's and/or sublicensee thereof activities hereunder.

6.     INTELLECTUAL PROPERTY

6.1 OWNERSHIP OF INVENTIONS. Each Party shall remain the sole owner of its respective technology and other intellectual property that it owned as of the Effective Date. A Party shall not have or acquire any rights in any inventions, Know-How or intellectual property rights of the other Party, except as specifically granted herein.

6.2 PATENT PROSECUTION. InterMune shall have all the rights of Connetics under the Genentech License to participate in the prosecution of the Genentech Patents, and shall pay all patent costs due under the Genentech License, except as set forth in Section 4.4 above.

6.3 INFRINGEMENT OF THIRD PARTY PATENTS. In the event that a Third Party files an action against a Party alleging that such Party's activities under this Agreement infringe such Third Party's patent rights, such Party shall give written notice to the other Party, and the Parties will consult and cooperate on the best course of action. The Party that was sued shall have the right to defend itself against such action, and the other Party shall provide all reasonable assistance in such defense.

6.4 INFRINGEMENT OF LICENSED PATENTS. In the event that either Party becomes aware that a Third Party is infringing any rights in the Genentech Patents, such Party shall promptly notify the other. InterMune shall have the right, in Connetics' stead, to enforce the Genentech Patents to the full extent Connetics has such rights under the Genentech License, and Connetics will reasonably cooperate with InterMune in such enforcement actions and take all reasonably necessary steps to facilitate InterMune's enforcement of the Genentech Patents.

6.5 COOPERATION. Each Party agrees to cooperate with the other and take all reasonable additional actions as may be reasonably required to achieve the intent of this Article 5, including, without limitation, the execution of all necessary and appropriate instruments and documents.

7.     REPRESENTATIONS AND WARRANTIES

7.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants to the other Party as follows:

(a) Such Party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) has the power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not materially adversely affect such Party's ability to perform its obligations under the Agreement.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      12.

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(b)    Such Party (i) has the power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder, and (ii) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

(c) All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with the Agreement have been obtained.

(d) The execution and delivery of the Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations or any material contractual obligation of such Party, and (ii) do not materially conflict with, or constitute a material default or require any consent under any material contractual obligation of such Party.

7.2 CONNETICS REPRESENTATIONS AND WARRANTIES. Connetics hereby represents and warrants that:

(a) To Connetics' knowledge as of the Effective Date, the Licensed Technology practiced as permitted herein does not infringe on any intellectual property rights owned by any Third Party.

(b) Connetics possesses the necessary interest, title and right to the Licensed Technology to grant the licenses and to make the assignments to InterMune hereunder.

8.     INDEMNIFICATION

8.1 INDEMNIFICATION BY CONNETICS. Connetics agrees to indemnify, hold harmless and defend InterMune and InterMune's directors, officers, employees and agents, and the directors, officers, employees and agents of any InterMune Affiliate from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of any negligent or wrongful act or omission by Connetics or its Affiliates, or any breach by Connetics of its obligations under this Agreement or under the Genentech License, except to the extent that such claims, suits, losses, damages, costs, fees or expenses arises or results from any negligent or wrongful act or omission of InterMune or its Affiliates.

8.2 INDEMNIFICATION BY INTERMUNE. InterMune agrees to indemnify, hold harmless and defend Connetics and its directors, officers, employees and agents, and the directors, officers, employees and agents of any Connetics Affiliates from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of damage or injury caused by a negligent or wrongful act or omission of InterMune or its Affiliates, or any breach by InterMune of its obligations under this Agreement, except to the extent that such claims, suits, losses, damages, costs, fees or expenses arises or results from any negligent or wrongful act or omission of Connetics or its Affiliates.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      13.

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8.3    INDEMNIFICATION PROCEDURE. In all cases where one Party seeks indemnification by the other under this Article 8, the Party seeking indemnification shall promptly notify the indemnifying Party of receipt of any claim or lawsuit covered by such indemnification obligation and shall cooperate fully with the indemnifying Party in connection with the investigation and defense of such claim or lawsuit. The indemnifying Party shall have the right to control the defense, with counsel of its choice, provided that the non-indemnifying Party shall have the right to be represented by advisory counsel at its own expense. The indemnifying Party shall not settle or dispose of the matter in any manner which could negatively and materially affect the rights or liability of the non-indemnifying Party without the non-indemnifying Party's prior written consent, which shall not be unreasonably withheld.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      14.
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9.     CONFIDENTIALITY

9.1 CONFIDENTIAL INFORMATION OBLIGATIONS. As used herein, "Confidential Information" means all information that a Party discloses to the other Party under this Agreement or had disclosed to the other Party under the Original Agreement, provided that Confidential Information shall not include such information excluded under Section 9.2. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the term of this Agreement and for five (5) years after the expiration or termination of this Agreement, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information furnished to it by the other Party pursuant to this Agreement.

9.2 EXCEPTIONS. The obligations set forth in Section 9.1 shall not apply to any Information that the receiving Party can demonstrate by competent evidence:

(a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party by the other Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) was disclosed to the receiving Party, other than under an obligation of confidentiality to a third Party, by a third Party who had no obligation to the disclosing Party not to disclose such information to others; or

(e) is independently developed by the receiving Party without using any of the other Party's Confidential Information.

9.3 TERMS OF THE AGREEMENT. The Parties agree that the terms of the Agreement will be considered Confidential Information of both Parties. Notwithstanding the foregoing, a Party shall have the right to disclose the material financial terms of the Agreement to any bona fide potential investor, investment banker, acquiror, merger partner or other potential financial partner, subject to such Party obtaining the agreement of such party receiving such Confidential Information to keep such information confidential.

9.4 PERMITTED DISCLOSURE. Notwithstanding the limitations in this Article 9, each Party may disclose Confidential Information belonging to the other Party (or otherwise subject to this Article 9), to the extent such disclosure is reasonably necessary in the following instances, but solely for the limited purpose of such necessity:

(a)    filing or prosecuting Patents;


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      15.

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(b)    regulatory and tax filings;

(c)    prosecuting or defending litigation;

(d) complying with applicable governmental laws or regulations or valid court orders;

(e)    conducting preclinical or clinical trials of Licensed Products; and

(f) disclosure to Affiliates, licensees, sublicensees, employees, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 9.

       Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to Section 9.4, it will give reasonable advance notice to the other Party of such disclosure and endeavor in good faith to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. Further, the Parties agree to consult with one another on the provisions of this Agreement to be redacted in any filings made by a Party with the United States Securities and Exchange Commission or as otherwise required by law.

10.    TERMINATION

10.1 TERM OF AGREEMENT. The term of this Agreement shall expire, unless earlier terminated as provided by Section 10.2 below, upon expiration or termination of the Genentech License.

10.2 TERMINATION FOR MATERIAL BREACH. If either Party shall default in a material manner with respect to any material provision of this Agreement and the other Party shall have given the defaulting Party written notice of such default, the defaulting Party shall have thirty (30) days to cure such default. If such default is not cured within such thirty (30) day period, the non-defaulting Party shall have the right, upon notice to the defaulting Party and without prejudice to any other rights the non-defaulting Party may have, to terminate this Agreement unless the defaulting Party is in the process of attempting in good faith to remedy such default, in which case, the thirty (30) day cure period shall be extended by an additional thirty (30) days. Any material default by InterMune in the performance of any material obligation under the Genentech License assumed by InterMune pursuant to Section 3.7 of this Agreement shall be deemed a material default of this Agreement and shall entitle Connetics to terminate this Agreement in accordance with this
       Section 10.2.

10.3   EFFECT OF TERMINATION. Upon termination or expiration of the Agreement,
       (a) all licenses granted by Connetics to InterMune under Article 2 will terminate; (b) any and all claims and payment obligations that accrued prior to the date of such termination or expiration shall survive such termination; (c) each Party shall return all of the other Party's Confidential Information; and (d) all right, title and interest of InterMune under the Genentech Supply Agreement shall revert to Connetics, and Connetics shall be deemed to be the successor in


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      16.

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       interest of InterMune under the Genentech Supply Agreement and shall assume all obligations and be entitled to all rights of InterMune under such agreement.

10.4 SURVIVING RIGHTS. The obligations and rights of the Parties under Section 5.3, 6.1, and Articles 8, 9, 10 and 11 shall survive termination or expiration of the Agreement.

10.5 ACCRUED RIGHTS AND SURVIVING OBLIGATIONS. The termination or expiration of the Agreement for any reason shall be without prejudice to any rights, which shall have accrued to the benefit of either Party prior to such termination or expiration, including any damages arising from any breach hereunder. Such termination or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of the Agreement.

10.6 BANKRUPTCY RIGHTS. In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party's bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party to the other Party are, and shall otherwise be deemed to be, for purposes of
       Section 365(n) of the Bankruptcy Code and any similar law or regulation in any other country, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Parties agree that all intellectual property rights licensed hereunder, including without limitation any patents or patent applications in any country of a Party covered by the license grants under this Agreement, are part of the "intellectual property" as defined under Section 101(52) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the Bankruptcy Code, and any similar law or regulation in any other country.

11.    MISCELLANEOUS

11.1 WAIVER. No waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

11.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns; provided, however, that neither Party shall assign any of its rights and obligations hereunder without the prior written consent of the other Party, except as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this
       Section 10.2 shall be null and void and of no legal effect.

11.3 NOTICES. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile or five (5) days after mailing by registered or certified mail, postage paid, to the other Party at the following address:


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      17.

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       In the case of InterMune:             InterMune, Inc.
                                             3294 West Bayshore Road
                                             Palo Alto, CA 94303
                                             Fax: (650) 858-2937
                                             Attention: President

       with a copy to:                       Cooley Godward LLP
                                             Five Palo Alto Square
                                             Palo Alto, CA 94306
                                             Fax: (650) 857-0663
                                             Attention: Barclay James Kamb, Esq.

       In the case of Connetics:             Connetics Corporation
                                             3400 West Bayshore Road
                                             Palo Alto, CA 94303
                                             Fax: (650) 843-2899
                                             Attention: Chief Executive Officer


Either Party may change its address for communications by a notice to the other Party in accordance with this Section.

11.4 HEADINGS. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

11.5 AMENDMENT. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by both Parties.

11.6 GOVERNING LAW. This Agreement shall be governed exclusively by the laws of the State of California, U.S.A., as such law applies to contracts entered into between and to be performed by California residents entirely in the State of California.

11.7   DISPUTE RESOLUTION.

(a) In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the President of InterMune and the Chief Executive Officer of Connetics for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within ten (10) days after such notice such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within thirty (30) days of initiating such negotiations, either Party may seek to have such dispute resolved by binding arbitration under this Section 11.7. The arbitration shall be held in Palo Alto, California according to the Commercial Arbitration Rules of the American Arbitration Association (the


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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       "Rules"). The arbitration will be conducted by a panel of three (3)
       arbitrators who are knowledgeable in the subject matter that is at issue in the dispute, are not affiliated directly or indirectly with either Party, and are selected by mutual agreement of the Parties. Failing such agreement, the arbitrators shall be selected appointed as provided in the Rules. During the arbitration, the Parties shall have such discovery rights as the arbitrators may allow, consistent with the discovery permitted by the Federal Code of Civil Procedure. In conducting the arbitration, the arbitrators shall apply the rules of evidence applicable in California, and shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property, as well as specific performance. The arbitrators shall also be able to award direct and indirect damages, but shall not award any other form of damage (e.g., punitive or exemplary damages). The reasonable fees and expenses, of the arbitrators, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:
       If the arbitrators rule in favor of one Party on all disputed issues in the arbitration, the losing Party shall pay one hundred percent (100%) of such fees and expenses; if the arbitrators rule in favor of one Party on some issues and the other Party on other issues, the arbitrators shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The arbitrators shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the arbitration, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses. The decision of the arbitrators shall be final and may be entered, sued on or enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which statute of limitations also shall apply to any claim or disputes subject to arbitration under this Section, shall be determined by binding arbitration pursuant to this Section.

(b) Notwithstanding anything to the contrary in this Agreement, either Party may seek immediate injunctive or other interim relief without resort to arbitration from any court of competent jurisdiction with respect to any breach of Article 9 hereof, or as necessary to enforce and prevent infringement of the patent rights, copyright rights, trademarks, trade secrets, or other intellectual property rights owned or controlled by a Party or its Affiliates.

11.8 FORCE MAJEURE. Any delays in performance by any Party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party as soon as practicable, and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.

11.9 INDEPENDENT CONTRACTORS. In making and performing this Agreement, InterMune and Connetics act and shall act at all times as independent contractors and nothing contained in


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      19.

       this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between InterMune and Connetics. At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.

11.10 SEVERABILITY. If any part of this Agreement is declared invalid by any legally governing authority having jurisdiction over either Party, then such declaration shall not affect the remainder of the Agreement and the Parties shall revise the invalidated part in a manner that will render such provision valid without impairing the Parties' original interest.

11.11 CUMULATIVE RIGHTS. The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity, or under any other agreement between the Parties. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.

11.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

11.13 ENTIRE AGREEMENT. This Agreement and any and all Exhibits referred to herein, in conjunction with the other "Intercompany Agreements" (as that term is described in the Collaboration Agreement), embodies the entire understanding of the Parties with respect to the subject matter of the Intercompany Agreements, and supersedes and terminates all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter of the Intercompany Agreements.


                       THIS SPACE INTENTIONALLY LEFT BLANK


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      20.

       IN WITNESS WHEREOF, both InterMune and Connetics have executed this Agreement, as of the day and year first written above.

INTERMUNE PHARMACEUTICALS, INC.            CONNETICS CORPORATION

By:  /s/ W. Scott Harkonen                 By:  /s/ T. Wiggans
    ---------------------------------          ---------------------------------
Name:  W. SCOTT HARKONEN                   Name:  THOMAS WIGGANS
      -------------------------------            -------------------------------
Title:  PRESIDENT                          Title:  PRESIDENT
       ------------------------------             ------------------------------


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       21.

1..........................................................................Definitions    2
     1.1..................................................................."Affiliate"    2
     1.2............................................................."Amendment No. 3"    2
     1.3................................................................"Best Efforts"    2
     1.4........................................................................."BLA"    2
     1.5.........................................................."Connetics Know-How"    2
     1.6.................................................................."Controlled"    2
     1.7..........................................................."Dermatology Field"    2
     1.9........................................................................."FDA"    3
     1.10..............................................................."Gene Therapy"    3
     1.11........................................................."Gene Therapy Field"    3
     1.12.................................................................."Genentech"    3
     1.13.........................................................."Genentech License"    3
     1.14..................................................."Genentech License Rights"    3
     1.15.........................................................."Genentech Patents"    3
     1.16................................................."Genentech Supply Agreement"    3
     1.17..................................................................."IG Field"    3
     1.18..................................................."Interferon Gamma" or "IG"    3
     1.19........................................................"InterMune Net Sales"    4
     1.20..................................................................."Know-How"    4
     1.21..."Licensed Product," "Licensed Gene Product" and "Licensed Protein Product"    4
     1.22........................................................"Licensed Technology"    4
     1.23.................................................................."Net Sales"    4
     1.24...................................................................."Patents"    4
     1.25.................................................................."Territory"    4
     1.26................................................................"Third Party"    4
     1.27................................................."Third Party Product Rights"    4
     1.28.............................................................."United States"    4
2........................................................Original Agreement Superseded    4
3...............................................................Licenses and Covenants    4
     3.1......................................................Genentech License Rights    4
     3.2....................................................Third Party Product Rights    5
     3.3............................................................Connetics Know-How    5
     3.4....................................................Genentech Supply Agreement    5
     3.5................................................Transfer of Data and Materials    5
     3.6............................................................Connetics Covenant    6
     3.7.................................InterMune Performance under Genentech License    6
4.........................................................Option to Dermatology Rights    6
     4.1..................................................................Option Grant    6
     4.2........................Payments and Other Obligations under Genentech License    6
     4.3...............................................................Off-Label Sales    7
     4.4..................................................................Patent Costs    7
     4.5............................................................Milestone Payments    8
     4.6...................Dermatological Indications Outside of the Dermatology Field    8
5........................................................................Consideration    9

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                        1.

     5.1.....................................................................Royalties    9
     5.2.............................................................Milestone Payment    9
     5.3.........................................................Reports; Audit Rights    11
     5.4..............................................Payments under Genentech License    11
6................................................................Intellectual Property    11
     6.1.......................................................Ownership of Inventions    11
     6.2............................................................Patent Prosecution    12
     6.3...........................................Infringement of Third Party Patents    12
     6.4..............................................Infringement of Licensed Patents    12
     6.5...................................................................Cooperation    12
7.......................................................Representations and Warranties    12
     7.1.........................................Mutual Representations and Warranties    12
     7.2......................................Connetics Representations and Warranties    13
8......................................................................Indemnification    13
     8.1..................................................Indemnification by Connetics    13
     8.2..................................................Indemnification by InterMune    13
     8.3.....................................................Indemnification Procedure    13
9......................................................................Confidentiality    14
     9.1..........................................Confidential Information Obligations    14
     9.2....................................................................Exceptions    14
     9.3........................................................Terms of the Agreement    14
     9.4..........................................................Permitted Disclosure    14
10.........................................................................Termination    15
     10.1............................................................Term of Agreement    15
     10.2..............................................Termination for Material Breach    15
     10.3........................................................Effect of Termination    15
     10.4.............................................................Surviving Rights    16
     10.5.....................................Accrued Rights and Surviving Obligations    16
     10.6............................................................Bankruptcy Rights    16
11.......................................................................Miscellaneous    16
     11.1.......................................................................Waiver    16
     11.2...................................................................Assignment    16
     11.3......................................................................Notices    16
     11.4.....................................................................Headings    17
     11.5....................................................................Amendment    17
     11.6................................................................Governing Law    17
     11.7...........................................................Dispute Resolution    17
     11.8................................................................Force Majeure    18
     11.9......................................................Independent Contractors    18
     11.10................................................................Severability    18
     11.11...........................................................Cumulative Rights    19
     11.12................................................................Counterparts    19
     11.13............................................................Entire Agreement    19

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                        2.

                                  EXHIBIT 1.13

                         GENENTECH LICENSE (AS AMENDED)



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                                        iii

                              LICENSE AGREEMENT FOR

                                INTERFERON GAMMA

                                     BETWEEN

                              CONNETICS CORPORATION

                                       AND

                                 GENENTECH, INC.



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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                TABLE OF CONTENTS

                                                                                        PAGE
1.0      Definitions.......................................................................2
         1.1      Best Efforts.............................................................2
         1.2      Biogen License...........................................................2
         1.3      Biogen License Rights....................................................2
         1.4      BLA......................................................................2
         1.5      Bulk Product.............................................................2
         1.6      C.F.R....................................................................2
         1.7      CGD......................................................................2
         1.8      Connetics Knowhow........................................................2
         1.9      Connetics Patent Rights..................................................3
         1.10     ELA......................................................................3
         1.11     FDA......................................................................3
         1.12     Field of Use.............................................................3
         1.13     Finished Product.........................................................4
         1.14     Fully Burdened Manufacturing Cost........................................4
         1.15     Gene Therapy.............................................................4
         1.16     Genentech Knowhow........................................................5
         1.17     Genentech Manufacturing Knowhow..........................................5
         1.18     Genentech Patent Rights..................................................5
         1.19     IND......................................................................6
         1.20     Interferon Gamma.........................................................6
         1.21     Interferon Gamma-1B......................................................6
         1.22     Licensed Product.........................................................6
         1.23     NDA......................................................................7
         1.24     NDC......................................................................7
         1.25     Net Sales................................................................7
         1.26     Party....................................................................8
         1.27     PLA......................................................................8
         1.28     Territory................................................................8
         1.29     Transfer Date............................................................8

2.0      License Grant.....................................................................8
         2.1      Patent and Knowhow License Grant.........................................8
         2.2      Trademark License Grant.................................................10


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                        v

         2.3      Sublicenses.............................................................11
         2.4      Grant Back License.  ...................................................14
         2.5      Data Transfer and Cooperation...........................................14

3.0      Product Development and Milestones...............................................19
         3.1      Commercialization Milestones............................................19
         3.2      Diligence...............................................................22
         3.3      Review of Clinical Development Plan and Marketing Programs..............24
         3.4      New Delivery Forms......................................................25
         3.5      Costs of Development....................................................25
         3.6      Joint Development and Marketing Activities..............................25
         3.7      Compliance with Law and Safety and Adverse Event Reporting..............26
         3.8      Clinical Development Reports ...........................................26
         3.9      Technology Outside the Field of Use.....................................26

4.0      Supply of Interferon Gamma-1B....................................................29
         4.1      Bulk Product and Finished Product.......................................29
         4.2      Supply of Non-human Interferon Gamma....................................29

5.0      Intellectual Property Rights.....................................................29
         5.1      Ownership...............................................................29
         5.2      Patent Prosecution and License Fees.....................................30
         5.3      Patent Infringement.....................................................31
         5.4      Third Party Rights......................................................32
         5.5      Trademark Infringement..................................................32
         5.6      CMCC License ...........................................................32

6.0      Product Promotion................................................................33
         6.1      Promotion...............................................................33
         6.2      Encroachment............................................................33

7.0      Confidentiality..................................................................33

8.0      Up-front Payment, Milestone Payments and Royalties...............................35
         8.1      Up-front Payment........................................................35
         8.2      Milestone Payments for Licensed Products ...............................37
         8.3      Royalties...............................................................38
         8.4      Third-Party Royalties...................................................38
         8.5      Royalty Payments........................................................39
         8.6      Taxes...................................................................39


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                        vi

         8.7      Termination.............................................................39
         8.8      Records and Reporting...................................................40

9.0      Representations and Warranties...................................................41
         9.1      Disclaimer..............................................................41
         9.2      Representations and Warranties..........................................41

10.0     Liability........................................................................43
         10.1     Limitation of Liability.................................................43
         10.2     Connetics Indemnification...............................................43
         10.3     Genentech Indemnification...............................................43

11.0     Term and Termination.............................................................44
         11.1     Term....................................................................44
         11.2     Termination for Default.................................................45
         11.3     Genentech's Rights on Termination.......................................46
         11.4     Connetics' Rights on Termination........................................47
         11.5     Bankruptcy..............................................................48
         11.6     Unilateral Termination. ................................................49
         11.7     Survival of Certain Provisions..........................................49

12.0     General Provisions...............................................................50
         12.1     Notices.................................................................50
         12.2     Governing Law...........................................................50
         12.3     Entire Agreement........................................................50
         12.4     Binding Effect and Assignment...........................................51
         12.5     Waiver..................................................................51
         12.6     Severability............................................................51
         12.7     Publicity...............................................................52
         12.8     Counterparts............................................................52
         12.9     Force Majeure...........................................................53
         12.10    Headings................................................................53
         12.11    No Partnership..........................................................53

Exhibit A Patent Applications and Patents Included in Genentech Patent Rights.............55
Exhibit B Interferon Gamma................................................................56
Exhibit C Interferon Gamma-1B.............................................................57


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       vii

Exhibit D Third Party Sponsored Studies...................................................58
Exhibit E Clinical Development Milestones.................................................59
Exhibit F Clinical Reports................................................................60
Exhibit G Third Party Royalties...........................................................61
Exhibit H Transfer Date Activities for Commercial Sales of Actimmune for CGD .............62


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                              LICENSE AGREEMENT FOR

                                INTERFERON GAMMA

         This Agreement is entered into effective as of May 5, 1998, ("Effective Date") by and between Connetics Corporation, a Delaware corporation with its principal office at 3400 West Bayshore Road, Palo Alto, California 94303 ("Connetics"), and Genentech, Inc., a Delaware corporation with its principal office at 1 DNA Way, South San Francisco, California 94080 ("Genentech").

         WHEREAS, Connetics wishes to obtain a non-exclusive license to manufacture and an exclusive license to use, sell, offer for sale and import Interferon Gamma (as defined herein) in the United States for the treatment of certain medical disorders;

         WHEREAS, in consideration for the foregoing, Connetics will issue to Genentech shares of Connetics Common Stock on the terms and conditions set forth in that certain stock purchase agreement between Genentech and Connetics of even date herewith (the "Stock Agreement");

         WHEREAS, Genentech will manufacture and supply Connetics with Interferon Gamma-1B (as defined herein) under the terms and conditions set forth in that certain supply agreement between Genentech and Connetics of even date herewith (the "Supply Agreement");

         WHEREAS, Connetics and Genentech are parties to that certain Agreement on Interferon Gamma-1B dated December 8, 1995 (the "Prior Agreement") and desire to terminate the Prior Agreement effective as of the date hereof and to accept the rights and obligations created


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

pursuant hereto in lieu of the rights and obligations under the Prior Agreement; and

         WHEREAS, Genentech and Connetics therefore agree to undertake the foregoing, all under the terms and conditions set forth in this Agreement and for the consideration set forth herein and in the Stock Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

1.0      DEFINITIONS

         1.1 "Best Efforts" shall mean every necessary and prudent effort of a Party applied in a prompt, commercially reasonable manner, to the maximum extent reasonably allowed by such Party's available financial resources, taking into account all of such Party's business commitments for such financial resources.

         1.2 "Biogen License" shall mean that certain license agreement between Genentech and Biogen, Inc. ("Biogen") dated January 5, 1990, as amended on November 23, 1992.

         1.3 "Biogen License Rights" shall mean all sublicenseable rights granted to Genentech by Biogen under the Biogen License.

         1.4     "BLA" shall mean Biologics License Application.

         1.5 "Bulk Product" shall mean Interferon Gamma-1B provided as bulk protein manufactured in compliance with Good Manufacturing Practices, pursuant to applicable FDA regulatory approvals and supplied to Connetics in such a form and in such containers as shall be

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

mutually determined by Genentech and Connetics and as described in the Supply Agreement.

         1.6     "C.F.R." shall mean Code of Federal Regulations.

         1.7     "CGD" shall mean chronic granulomatous disease.

         1.8 "Connetics Knowhow" shall mean all proprietary information, methods, processes, techniques and data that have not been publicly disclosed, that relate to Interferon Gamma and that arise out of Connetics' and its sublicensees' efforts in the development of Interferon Gamma (including Interferon Gamma as part of a Licensed Product) hereunder and that on the Effective Date and hereafter during the term of this Agreement are owned or controlled by Connetics or its sublicensees or under which Connetics or its sublicensees otherwise has the right to grant licenses or sublicenses.

         1.9 "Connetics Patent Rights" shall mean all patents, patent applications and any patents issuing therefrom, together with any substitutions, extensions, reexaminations, reissues, renewals, divisions, continuations and continuations-in-part thereof, that (a) claim inventions constituting Interferon Gamma or its manufacture or use that arise out of Connetics' or its sublicensee's efforts in the development of Interferon Gamma (including Interferon Gamma as part of a Licensed Product) hereunder during the term of this Agreement, and (b) are owned by Connetics or its sublicensees or under which Connetics or its sublicensees otherwise has the right to grant licenses or sublicenses as provided herein.

         1.10    "ELA" shall mean Establishment License Application.

         1.11    "FDA" shall mean the United States Food and Drug
Administration.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         1.12 "Field of Use" shall mean the administration to humans of Licensed Product for the treatment or prevention of: (a) any dermatological disease or condition including, without limitation, atopic dermatitis, keloids/hypertrophic scars, pustular psoriasis and scleroderma, but excluding any cancer disease or condition, (b) any infectious disease or condition including, without limitation, fungal, viral and bacterial infections, (c) osteopetrosis, (d) chronic granulomatous disease, (e) pulmonary fibrosis, and
(f) asthma. Notwithstanding the foregoing, the Field of Use shall not include the administration to humans of Licensed Product for the treatment or prevention of any type of arthritis or cardiac or cardiovascular disease or condition, or use of Licensed Product for any indication or use in the field of oncology or endocrinology. Each of Subsections 1.12 (a) through (f) inclusive shall hereinafter each be referred to individually as an "Area of the Field of Use" and together as the "Areas of the Field of Use."

         1.13 "Finished Product" shall mean Interferon Gamma-1B supplied in vialed form as 100 micrograms of Interferon Gamma-1B protein in a 0.5 ml fill volume and as described in the Supply Agreement, manufactured in compliance with Good Manufacturing Practices and intended for commercial sale to treat CGD and osteopetrosis and for clinical studies.

         1.14 "Fully Burdened Non-human Interferon Gamma Manufacturing Cost" shall mean the cost of Genentech's production and testing of Non-human Interferon Gamma, which shall be comprised of the sum of: [ * ]

         1.15 "Gene Therapy" shall mean the therapeutic or prophylactic treatment of a human being with: (a) one or more oligonucleotides or nucleotide sequences, in native form or


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

chemically modified, which are introduced into the body in free form, bound to a carrier molecule, contained in any molecular vesicle (e.g. a liposome), incorporated into or attached to a vector of any type, contained in any cellular construct and/or contained in any mechanical device or (b) cells which have been manipulated ex vivo using one or more oligonucleotides or nucleotide sequences.

         1.16 "Genentech Knowhow" shall mean all proprietary information, methods, processes, techniques and data that are in the possession or control of Genentech on the Effective Date or thereafter during the term of this Agreement, that Genentech is free to license or sublicense, that have not been publicly disclosed, and that are specific and reasonably necessary for the use, sale, offer for sale or importation of Interferon Gamma in the Field of Use in the Territory, but shall not include information regarding the manufacture of Interferon Gamma.

         1.17 "Genentech Manufacturing Knowhow" shall mean all proprietary information, methods, processes, techniques and data that are in the possession of Genentech at such time as Genentech determines or is required pursuant to the terms of the Supply Agreement to make a manufacturing technology transfer to Connetics, that are not generally known, and that are specific and reasonably necessary for the manufacture of Interferon Gamma in the Field of Use in the Territory.

         1.18 "Genentech Patent Rights" shall mean all patents and patent applications and any patents issuing therefrom, together with any extensions, reissues, reexaminations, substitutions, renewals, divisions, continuations and continuations-in-part thereof (a) that are owned or


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

controlled by Genentech presently or hereafter, during the term of this Agreement, and under which Genentech is free to license or sublicense, and (b) to the extent they claim or directly relate to Interferon Gamma or its manufacture or use in the Field of Use, including, without limitation, the patent rights granted under that certain license agreement between Genentech and Children's Medical Center Corporation, dated July 16, 1990 (the "CMCC License"), but specifically excluding any rights granted to Genentech under the Biogen License. Genentech Patent Rights shall include, without limitation, the patents and patent applications listed in EXHIBIT A attached hereto. Notwithstanding the foregoing, Genentech Patent Rights shall exclude any rights Genentech acquires after the Effective Date of this Agreement under third-party license agreements, with the exception of those acquired under the CMCC License, unless and until the Parties mutually agree on terms and conditions for the sublicense of such rights from Genentech to Connetics.

         1.19    "IND" shall mean Investigational New Drug Application.

         1.20 "Interferon Gamma" shall mean a polypeptide having the 126 amino acid sequence set forth on EXHIBIT B or a variant of such sequence having at least 70% homology thereto, or such polypeptide with one or more additional amino acid residue(s) extending from the N-terminus thereof AND/OR one or more additional amino acid residue(s) extending from the C-terminus thereof, such polypeptides including, without limitation, Interferon Gamma-1B.

         1.21 "Interferon Gamma-1B" shall mean a single chain polypeptide containing the 140 amino acid sequence set forth on EXHIBIT C hereto, i.e., the active ingredient in the


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ACTIMMUNE7 (Interferon Gamma-1B) Injection product.

         1.22 "Licensed Product" shall mean any pharmaceutical formulation containing Interferon Gamma whether alone or together with or incorporated into any other substance or product or material or device, whether active or not, and which (i) but for the licenses granted hereunder, the manufacture, use, sale, offer for sale or importation of which in the Territory would infringe or contribute to the infringement of Genentech Patent Rights in the Territory, or
(ii) is based upon or incorporates or utilizes Genentech Knowhow. For purposes of clarification, it is understood that this definition shall not include any pharmaceutical formulation which induces the presence or activity of Interferon Gamma IN VIVO, or the DNA encoding Interferon Gamma for Gene Therapy, or other biological techniques aimed at establishing or modulating endogenous Interferon Gamma IN VIvo.

         1.23    "NDA" shall mean New Drug Application.

         1.24    "NDC" shall mean National Drug Code.

         1.25 "Net Sales" shall mean, as to each calendar quarter, the gross invoiced sales prices charged for all Licensed Products sold by Connetics and its sublicensees in arm's length transactions to independent third parties during such quarter, after deduction of the following items paid by Connetics and its sublicensees during such calendar quarter with respect to sales of Licensed Products regardless of the calendar quarter in which such sales were made, provided and to the extent that such items are incurred or allowed and do not exceed reasonable and customary amounts in the market in which such sales occurred:


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                 [ * ]

                 Notwithstanding the foregoing, no deduction shall be made for bad debt expense.

         1.26 "Party" shall mean Genentech or Connetics, and, when used in the plural, shall mean both of them.

         1.27    "PLA" shall mean Product License Application.

         1.28 "Territory" shall mean the United States of America and its territories and possessions.

         1.29 "Transfer Date" shall mean, unless otherwise mutually agreed to by the Parties, the last day of the second full calendar month following the first delivery by Connetics to Genentech of Connetics' labeling and packaging materials for Genentech's use in labeling and packaging Finished Product, pursuant to a purchase order submitted by Connetics and accepted by Genentech, to be sold commercially by Connetics for treatment of CGD, provided that the activities set forth on Exhibit H have been completed.

2.0      LICENSE GRANT

         2.1     Patent and Knowhow License Grant

                 (a) Genentech grants to Connetics an exclusive license, even as to Genentech, under Genentech Patent Rights and under Genentech Knowhow to use, sell, offer for sale and import (but not to make or have made) Licensed Products in the Field of Use in the Territory,


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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

(excluding, with respect to the fields of (i) scleroderma and (ii) infectious disease or condition caused by human papillomavirus, Licensed Products containing any form of Interferon Gamma other than Genentech Gamma Interferon TRIANGLE3, as that term is defined in the Biogen License). Notwithstanding the foregoing, Genentech reserves the right to use (but not to import, offer for sale or sell) Licensed Products within the Field of Use for research purposes.

                 (b) Genentech grants to Connetics a non-exclusive license under Genentech Patent Rights and under Genentech Knowhow to use, sell, offer for sale and import (but not to make or have made) Licensed Products containing any form of Interferon Gamma other than Genentech Gamma Interferon TRIANGLE3 (as that term is defined in the Biogen License) in the Territory in the fields of:
(i) scleroderma and (ii) infectious disease or condition caused by human papillomavirus.

                 (c) Genentech grants to Connetics a non-exclusive sublicense under the Biogen License Rights to use, sell, offer for sale and import Licensed Products (excluding Licensed Products containing Biogen Gamma Interferon TRIANGLE0 as that term is defined in the Biogen License) in the Territory in the fields of scleroderma and infectious disease or condition caused by human papillomavirus.

                 (d) Genentech grants to Connetics a non-exclusive license under Genentech Patent Rights to make or have made Licensed Products in the Field of Use for use and sale in the Territory.

                 (e) Genentech grants to Connetics a non-exclusive license under Genentech


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Patent Rights and Genentech Knowhow to use non-human animal species derived homologues of Interferon Gamma (Non-human Interferon Gamma) for non-commercial research purposes to support the Field of Use in the Territory.

         Except as expressly granted herein, there are no implied licenses under the Genentech Patent Rights or any other intellectual property rights owned or controlled by Genentech.

         2.2      Trademark License Grant

                  (a) Genentech hereby grants to Connetics a non-exclusive, royalty-free license to use the trademark, ACTIMMUNE, for the advertising, promotion, marketing, distribution and sale of Licensed Products in the Territory. Connetics shall have the right to grant sublicenses to such non-exclusive license, subject, however, to the prior written consent of Genentech, which consent shall not be unreasonably withheld. Genentech agrees not to grant any other licenses to use the ACTIMMUNE trademark without the consent of Connetics, which consent shall not be unreasonably withheld.

                  (b) Use of the Mark. In using the ACTIMMUNE mark, Connetics shall display said mark in upper case letters or otherwise display it in a style or size of print distinguishing the mark from any accompanying wording or text. Where feasible, Connetics shall display the registration symbol -Registered Trademark- to the right of and slightly above or below the last letter of the word, ACTIMMUNE. Prior to any new use by Connetics of the ACTIMMUNE mark on product packaging or package inserts for the Licensed Products, Connetics shall notify and

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

provide Genentech with an example of the proposed use for approval by Genentech, which approval shall not be unreasonably withheld or delayed. Such additional use, with respect to the ACTIMMUNE mark, shall automatically become a part of the license grant under Section 2.2(a) above.

                  (c) Quality Control. If Connetics uses the ACTIMMUNE mark for Licensed Products, such products shall be of at least the quality described in the Specifications therefor as defined in the Supply Agreement.

                  (d) Ownership. Connetics hereby acknowledges Genentech's exclusive right, title and interest in and to the ACTIMMUNE mark and agrees that it will not at any time do, or cause to be done, any act or thing contesting or in any way impairing or intending to impair the validity of and/or Genentech's exclusive right, title and interest in and to the ACTIMMUNE mark. Connetics will not in any manner represent that it owns the ACTIMMUNE mark and hereby acknowledges that its use of the ACTIMMUNE mark as set forth in Section 2.2(b) above shall not create any rights, title or interest in or to the ACTIMMUNE mark in its favor, but that all use of the ACTIMMUNE mark by Connetics shall inure to the benefit of Genentech.

         2.3      Sublicenses.

                  (a) Connetics may grant sublicenses under the rights granted in Section 2.1(d) on thirty (30) days prior written notice to Genentech, subject to Genentech's prior written approval, which approval shall be at Genentech's sole discretion. Genentech agrees that Boehringer Ingelheim International GmbH is acceptable to Genentech as a Connetics'

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

sublicensee under the rights granted in Section 2.1(d) for the purpose of manufacturing and supplying Bulk Product and/or Finished Product to Connetics, and/or to its sublicensees under Sections 2.1(a), (b) and (c). In the event that Genentech approves the grant of a sublicense under Section 2.1(d), Genentech may in its sole discretion, or as agreed by the Parties in the Supply Agreement, agree to grant to Connetics and such approved sublicensee a non-exclusive license under Genentech Manufacturing Knowhow solely to make or have made Licensed Products for use and sale by Connetics and its sublicensees in the Field of Use in the Territory, and Genentech shall thereafter disclose to Connetics and such sublicensee such Genentech Manufacturing Knowhow as soon as reasonably possible.

                  (b) Connetics may grant one or more sublicenses under the rights granted in Sections 2.1(a), (b), (c) and (e) in any applicable Area of the Field of Use, on thirty (30) days prior written notice to Genentech, subject to Genentech's prior written approval, which approval shall not be unreasonably withheld.

                  (c) Notwithstanding the above, Connetics may grant one sublicense to InterMune (as defined in Section 3.1) under any or all of the rights granted in Sections 2.1 and 2.2(a) above without Genentech's prior written approval. InterMune (but no other sublicensee of Connetics) may grant further sublicenses under Sections 2.1 and 2.2(a) to the extent that Connetics has the right to do so pursuant to the provisions of this Section 2.3 and
Section 2.2(a). Connetics and InterMune shall give Genentech a copy of any sublicense agreement entered into by either of them with a third party pursuant to this Agreement as soon as reasonably possible

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

after execution, provided that Connetics and InterMune may each redact from such copies text of information or provisions that are not relevant to this Agreement and the rights and obligations of the Parties hereunder. Genentech agrees to permit InterMune to perform Connetics' rights and obligations under Section 2.2(b), (c) and (d), Section 2.5, Sections 3.1 through 3.8 and Article 4.0 of this Agreement (excluding matters related to any alleged breach of the Agreement, or dispute between the Parties concerning the performance of this Agreement, under such enumerated Sections and Article), to the extent such rights and obligations are sublicensed to InterMune by Connetics, and Genentech agrees to deal with InterMune in lieu of Connetics as if it were Connetics hereunder for purposes of performance under such enumerated Sections and Article, provided that Connetics shall remain liable and responsible for performance of all of the obligations of Connetics and InterMune under this Agreement. In the event that Connetics sublicenses all of its rights under
Section 2.1 and 2.2(a) to InterMune pursuant to a written sublicense which provides that InterMune (and not Connetics) shall make, have made, use, sell, offer for sale, import and develop Licensed Products in all Areas of the Field of Use in the Territory, then Genentech agrees to permit InterMune to also perform Connetics' rights and obligations under Articles 5.0 and 6.0 and Sections 8.2 through 8.8 of this Agreement (excluding matters related to any alleged breach of the Agreement, or dispute between the Parties concerning the performance of this Agreement, under such enumerated Sections and Articles), and Genentech also agrees to deal with InterMune in lieu of Connetics as if it were Connetics hereunder for purposes of performance under such enumerated Sections and Articles, provided

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

that Connetics shall remain liable and responsible for performance of all of the obligations of Connetics and InterMune under this Agreement. In the event that InterMune sublicenses any of its rights to a third party pursuant to this Agreement, such sublicensee shall not have the right to perform the rights and obligations of Connetics or InterMune under the Sections and Articles enumerated above, and Genentech shall not have any obligation to deal directly with such sublicensee. Notwithstanding the above provisions of this Section 2.3(c), with respect to any dispute concerning InterMune's performance, or alleged breach by InterMune, of any applicable term of this Agreement, Genentech shall have the right to deal directly with Connetics, and to proceed either against InterMune or directly against Connetics, in Genentech's sole discretion, to enforce this Agreement.

                  (d) In the event of the grant of any sublicense by Connetics (including such grant to InterMune) or by InterMune, the sublicensee shall be subject to all of the applicable obligations of Connetics hereunder. Connetics guarantees to Genentech the performance of Connetics' applicable obligations hereunder by Connetics' sublicensees and by InterMune's sublicensees.

         2.4 Grant Back License. Connetics hereby grants to Genentech under any Connetics Patent Rights and Connetics Knowhow, a nonexclusive, sublicenseable license in the Territory to make, have made, use, sell, offer for sale and import Interferon Gamma for any use outside of the Field of Use, with a royalty rate of one-half of a percent (0.5%) payable to Connetics on net sales of Interferon Gamma by Genentech, its affiliates and its sublicensees covered by such Connetics

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

Patent Rights or incorporating such Connetics Knowhow. Genentech shall have the right to grant sublicenses under such license, subject to the prior written approval of Connetics, which approval shall not be unreasonably withheld. The license granted to Genentech under this Section 2.4 shall expire on the later of: (a) the expiration of the last to expire of any Connetics Patent Rights or
(b) if Connetics Knowhow was used, twenty (20) years from the first commercial sale of Interferon Gamma outside the Field of Use by Genentech, its affiliates or its sublicensees hereunder. As used herein, "net sales" shall have the equivalent definition given to Net Sales in Section 1.25 above.

         2.5      Data Transfer and Cooperation

                  (a) Genentech shall provide Connetics with reasonable access to all such relevant information and materials in its possession (subject to Genentech's own internal reasonable needs for the information and materials) that Connetics reasonably needs to develop and commercialize Licensed Products in the Field of Use under the license granted to Connetics under Section 2.1 above. Connetics shall submit requests for such information to Genentech's Clinical Collaborations Operations Department - Medical Affairs at the address set forth at the beginning of this Agreement. Access to such information and materials shall be made in a timely and orderly fashion and in a manner such that the value of the accessed information is preserved in all material respects.

                  (b) Connetics shall provide Genentech with reasonable access to such relevant information and materials in its possession as is reasonably necessary for Genentech to exercise

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

the license rights granted by Connetics under Section 2.4 and Genentech shall submit requests for such information to Connetics' Vice President - Intellectual Property at the address set forth at the beginning of this Agreement. Access to such information and materials shall be made in a timely and orderly fashion and in a manner such that the value of the accessed information is preserved in all material respects.

                  (c) Commencing on May 1, 1998 Connetics or its sublicensees shall be responsible for any costs associated with maintaining the Genentech breeding colony of interferon gamma gene knock-out mice at Charles River Labs (the "Knock-Out Mice"). In consideration for Connetics paying these costs, Genentech hereby transfers all ownership of such particular Knock-Out Mice to Connetics, subject to Genentech's right to use such Knock-Out Mice and the progeny thereof for Genentech's own research purposes to the extent such Knock-Out Mice are not being used (or planned to be used) by Connetics or its sublicensees. If Connetics and its sublicensees wish to discontinue the maintenance of such Knock-Out Mice colony, Connetics shall give Genentech sixty
(60) days prior notice and the right to take over such maintenance, at Genentech's sole discretion, before Connetics discontinues such maintenance. Connetics acknowledges that Genentech has, prior to the Effective Date hereof, transferred interferon gamma gene knock-out mice to other third parties.

                  (d) Connetics shall use its Best Efforts to obtain a license from the FDA, which shall include obtaining a U.S. license number and an NDC number, to enable the effective transfer from Genentech to Connetics of the PLA for CGD on file with the FDA (the "CGD

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

PLA"). Genentech shall use its Best Efforts to assist such transfer, to the extent reasonably requested by Connetics. Genentech also shall, before the Transfer Date, reasonably assist Connetics in initiating Connetics' sales of Licensed Product in the Area of the Field of Use of CGD by transferring to Connetics information reasonably requested by Connetics that relates to such sales efforts for CGD. Connetics shall reimburse Genentech for all reasonable costs associated with Genentech's providing of such information within ninety
(90) days of Connetics' receipt of an invoice of such cost from Genentech.

                  (e) Genentech shall transfer the CGD PLA, IND and copies of all material correspondence with the FDA regarding such PLA and IND to Connetics as soon as reasonably possible after the Effective Date of this Agreement and Connetics shall be responsible for all activities, at its own cost, necessary to maintain the CGD PLA and IND and keep them active with the FDA after such date. Connetics shall reimburse Genentech for 50% of all reasonable costs associated with Genentech's transfer of the CGD PLA, IND and such FDA correspondence within ninety (90) days of Connetics' receipt of an invoice of such cost from Genentech.

                  (f) Connetics shall not commence marketing and sales of Finished Product prior to the Transfer Date. On the Transfer Date, Genentech shall transfer to Connetics the responsibility for all marketing and sales of Finished Product in the Field of Use in the Territory, provided that all the activities listed on Exhibit H attached hereto are completed. The Parties shall use Best Efforts to complete the tasks set forth on Exhibit H as expeditiously as possible.

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                  (g)      Genentech shall provide Connetics with reasonable
access to relevant data and regulatory information in its possession in the form existing as of the Effective Date, whether written or electronic, including all clinical safety data and clinical efficacy data that are related to the manufacture, use and sale of Interferon Gamma within the Field of Use and the right to cross-reference Genentech's IND, ELA, and PLA information for Interferon Gamma in any Genentech regulatory filings related to Interferon Gamma within the Field of Use. Other than as expressly set forth herein, Genentech shall have no further obligation with respect to Connetics' efforts to obtain the FDA license referred to in Section 2.5(d) above. At Genentech's sole discretion, Genentech may participate in regulatory filings in the Field of Use in the Territory if the Parties agree that Genentech's participation in such regulatory filings would expedite the approval and commercialization of a Licensed Product. Connetics shall reimburse Genentech for all reasonable costs associated with Genentech's providing of data and regulatory information and referencing within ninety (90) days of Connetics' receipt of an invoice of such cost from Genentech. Connetics shall submit requests for such information to Genentech's Clinical Collaborations Operations Dept. - Medical Affairs at the address set forth in the beginning of this Agreement. Such requests shall not be submitted more than two (2) times in any twelve (12) month period, unless such requests concern information that is critical to product registration activities. Access to such information shall be made in a timely and orderly fashion and in a manner such that the value of the accessed information is preserved in all material respects.

                  (h) To the extent reasonably requested by Genentech, Connetics shall provide

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Genentech with access to all data and regulatory information in its possession, whether written or electronic, in the form existing as of the date of Genentech's request, including all clinical safety data and clinical efficacy data, that directly relates to the use of Interferon Gamma outside the Field of Use and shall give Genentech the right to cross-reference Connetics' IND, ELA, BLA and PLA information, if applicable, in any Genentech regulatory filings that are related to the use or sale of Interferon Gamma outside the Field of Use. Genentech shall reimburse Connetics for all reasonable actual costs associated with Connetics' providing of data and regulatory information and referencing within ninety (90) days of the receipt of an invoice of such cost by Genentech from Connetics. Such requests shall not be submitted more than two (2) times in any twelve (12) month period, unless such requests concern information that is critical to product registration activities. Access to such information shall be made in a timely and orderly fashion and in a manner such that the value of the accessed information is preserved in all material respects.

                  (i) Commencing from Genentech's first delivery to Connetics or Intermune of Finished Product for clinical studies in accordance with the Supply Agreement, Connetics shall thereafter be responsible for supplying ACTIMUNE free of charge to, and funding (if any) of, the third party sponsors of the clinical studies listed in Exhibit D attached hereto and incorporated herein. Connetics shall enter into clinical research agreements with such third party sponsors governing such studies that commence after the Effective Date hereof. With respect to clinical research agreements between Genentech and such sponsors in effect prior to the Effective Date,

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Connetics shall replace Genentech, pursuant to an assignment, as a party.
ACTIMMUNE (and funding, if any) for all such studies shall be supplied by Connetics to such sponsors as described in such clinical research agreements.

                  (j) As of the Transfer Date, Connetics shall conduct an indigent patient program for Licensed Products sold for use in the field of CGD. As soon as reasonably possible after Genentech transfers information regarding patients who have participated in Genentech's indigent patient program, Connetics will inform Genentech whether or not such patients will be eligible and participating in Connetics' indigent patient program.

3.0      PRODUCT DEVELOPMENT AND MILESTONES

         3.1      Commercialization Milestones.

                  (a) Connetics shall use its Best Efforts to develop, seek FDA clearance for marketing of, commercialize and sell Licensed Products in the Territory in all Areas of the Field of Use. The Parties acknowledge that a new company, named InterMune Pharmaceuticals, Inc. ("InterMune"), has been incorporated to conduct development and commercialization of Licensed Products in the Field of Use pursuant to an appropriate sublicense from Connetics to Intermune. Connetics agrees to perform the following Commercialization Milestones no later than the date set forth below opposite the appropriate Commercialization Milestone description:

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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
COMMERCIALIZATION MILESTONE                                               DATE OF COMPLETION
----------------------------------------                                  -----------
(a) Completion of the formation of InterMune                              May 1, 1998

(b) Execution of a sublicense agreement granting to
InterMune rights, as permitted in this Agreement, necessary
to perform development of Licensed Products in the Field                  June 1, 1998

(c)  Closing of at least [ * ] in equity
financing of InterMune by third parties and/or Connetics                  July 15, 1998

(d) Closing of at least another additional [ * ] in
equity financing of InterMune by third parties and/or Connetics           September 1, 1998

(e)  Enrollment and active participation

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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of the first patient in the first new clinical trial
for a Licensed Product in the Field of Use in the Territory               October 1, 1998

                  (b) If Connetics fails to perform any of the Commercialization Milestones described in 3.1 (a) through (e) inclusive by the applicable Date of Completion for any reason within Connetics' control, then, notwithstanding the termination provisions in Section 11.2 below, Genentech shall have the right to terminate this Agreement and the licenses granted to Connetics hereunder, upon written notice to Connetics, which termination shall become effective thirty (30) days after Genentech's sending written notice of such termination, unless such Commercialization Milestone has been completed prior to the expiration of such thirty day period. If Connetics fails to perform any of the Commercialization Milestones for causes beyond Connetics' control, Genentech shall not have the termination rights above, provided that Connetics has mitigated such causes to the extent it can reasonably do so. If Connetics fails to reasonably mitigate such causes, Genentech will have the termination rights described above. In addition, if Genentech exercises such termination rights above, Genentech shall be automatically granted a co-exclusive (with Connetics and Connetics' sublicensees), sublicenseable, royalty-free, worldwide license: (i) to the result of efforts made by Connetics and its sublicensees in the development of Licensed Products hereunder, (ii) to use all regulatory submissions made by Connetics and its sublicensees hereunder, and (iii) under all Connetics Patent Rights and

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

Connetics Knowhow, arising from the efforts made by Connetics and its sublicensees hereunder in the research and development of Licensed Products, to make, have made, use, sell, offer for sale or import Licensed Products. Upon Genentech's exercise of such termination right described above, Connetics shall promptly provide Genentech with copies of all related documentation, whether written or electronic, and materials, including biological materials, in the form existing as of the effective date of such termination, reasonably necessary for Genentech to exercise its license rights under this Section 3.1(b). Such transfer shall be made in an orderly fashion and in a manner such that the value in what is being transferred is preserved in all material respects. The foregoing shall constitute Genentech's exclusive remedies for Connetics failure to complete one or more of the Commercialization Milestones above, provided, however, that Genentech's rights and remedies for breach of other provisions of this Agreement, and under the Supply Agreement and the Stock Agreement, shall remain in full force and effect.

         3.2      Diligence

                  (a) Attached hereto as EXHIBIT E are Connetics' Clinical Development Milestones (the "Clinical Development Milestones") for Licensed Products in the Field of Use and the Dates of Completion for each such milestone. Connetics shall use its Best Efforts to adhere to the Dates of Completion as set forth in Exhibit E. Connetics shall notify Genentech in writing when it achieves a Clinical Development Milestone.

                  (b) From time to time, Connetics may suggest modifications to the Clinical Development Milestones based on new information. Such modifications shall be effective only

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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

as mutually agreed upon, in writing, by the Parties. Genentech shall consider such requested modifications in good faith and shall agree to any modifications that are reasonably necessary to achieve the overall objectives of the development of Licensed Product hereunder.

                  (c) In the event that Connetics determines that it will be unable to meet any Date of Completion for a Clinical Development Milestone due to an event within Genentech's control, including without limitation, delay in the performance by Genentech of any of its obligations hereunder (e.g. the transfer of technology or materials, including the supply of Interferon Gamma-1B), Connetics shall give prompt notice to Genentech of such inability and shall specify the amount of delay Connetics believes resulted from such event within Genentech's control. Unless Genentech disagrees in writing on reasonable grounds with the amount of such delay specified by Connetics, such Date of Completion will automatically be extended by the length of time of the delay. In the event Genentech disagrees in writing on reasonable grounds with the amount of delay specified by Connetics, the Parties shall negotiate a new Date of Completion in good faith.

                  (d) In the event that Connetics determines that it will be unable to meet any Date of Completion for a Clinical Development Milestone due to an event which would be considered a force majeure (as described in Section 12.9), Connetics shall give prompt written notice to Genentech of such inability and the length of the delay Connetics believes resulted from such force majeure. Unless Genentech disagrees in writing on reasonable grounds with the length of such delay specified by Connetics, such Date of Completion will be automatically

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extended by such specified length of time of the delay. In the event Genentech disagrees in writing on reasonable grounds with the length of delay specified by Connetics, the Parties shall negotiate a new Date of Completion in good faith.

                  (e) In the event that Connetics determines that it will be unable to meet any Date of Completion for a Clinical Development Milestone for reasons other than (i) force majeure and/or (ii) an event within Genentech's control, Connetics shall notify Genentech of such inability, identifying the nature of the inability with reasonable specificity and may ask Genentech for a reasonable extension of time in which to complete such Clinical Development Milestone. In Genentech's sole discretion, Genentech may grant Connetics such an extension to complete such Clinical Development Milestone.

                  (f) Except as set forth in Sections 3.2(c) or 3.2(d) or in the event that Genentech shall have agreed to an extension of the time to complete a Clinical Development Milestone as set forth in Section 3.2(e), if Connetics fails to complete a Clinical Development Milestone by the corresponding Date of Completion with respect to one or more of the Areas of the Field of Use (other than in the dermatological Area of the Field of Use as described in Section 1.12(a) above) Genentech shall have the right to terminate this Agreement with respect to such Area(s) of the Field of Use, by providing Connetics written notice thereof, and the termination of the Agreement with respect to such Area(s) of the Field of Use shall be effective thirty (30) days after Connetics' receipt of such notice unless such Clinical Development Milestone shall have been met prior to the expiration of such thirty (30) day period, and such

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termination shall be Genentech's exclusive remedy for such failure of Connetics to complete such Clinical Development Milestone. Upon such termination of the Agreement with respect to such Area(s) of the Field of Use: (i) Genentech shall automatically have all the rights set forth in Sections 11.3(a) and (b) solely with respect to such Area(s) of the Field of Use; and (ii) any sublicense(s) granted by Connetics with respect to such Area(s) of the Field of Use shall not automatically terminate, but instead, Genentech shall have the option to either terminate or continue this Agreement with respect to such Area(s) of the Field of Use with such sublicensee(s).

         3.3 Review of Clinical Development Plan and Marketing Programs. On or about each August 1 during the term of this Agreement, Connetics shall supply Genentech with a report on Connetics' development and marketing programs for Licensed Products in the Field of Use in the Territory. The report shall include the following: (i) a description of Connetics' progress in such programs during the twelve (12) months prior to the date of each such report, (ii) a description of Connetics' planned development and marketing programs for the twelve (12) months after the date of each such report, (iii) a copy of the most recent version of the Clinical Development Milestones (if not previously provided to Genentech), (iv) a copy of all previous versions of the Clinical Development Milestones (if not previously provided to Genentech), (v) an explanation of any discrepancies between Connetics' progress during the prior twelve (12) months and the Clinical Development Milestones and (vi) a proposal to address such discrepancies, as contemplated under Section 3.2. Genentech shall have the right to comment on the Clinical

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Development Milestones and the development and marketing programs, and at
Genentech's discretion, the Parties shall meet to discuss and agree upon changes to the Clinical Development Milestones.

         3.4 New Delivery Forms. Connetics shall have the right to develop and obtain regulatory approval for the marketing of new delivery forms of Interferon Gamma for use in Licensed Products in the Field of Use in the Territory.

         3.5 Costs of Development. Connetics shall be responsible for all aspects and costs of development, regulatory approval and registration of Licensed Products.

         3.6 Joint Development and Marketing Activities. Upon written notice to Genentech, Connetics and InterMune shall be permitted to discuss and enter into agreements and participate in joint development and marketing activities for Licensed Products in the Field of Use outside the Territory with other Genentech Interferon Gamma licensees.

         3.7      Compliance with Law and Safety and Adverse Event Reporting.

                  (a) Connetics shall conduct clinical trials hereunder, and shall make, use, sell and distribute Licensed Products in accordance with all applicable laws and regulations. Genentech and Connetics shall make available to each other during the term of this Agreement all safety data obtained which relates to the use of Licensed Products in the Field of Use. Connetics will provide to Genentech's Medical Information and Drug Experience department at the time of filing a copy of each adverse event report or any report, including summary reports, it is required to file under Title 21 or any other applicable provision of the C.F.R. regarding

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Interferon Gamma. Genentech will provide Connetics at the time of filing with a copy of each adverse event report or any report, including summary reports, it is required to file regarding Interferon Gamma under Title 21 or any other applicable provision of the C.F.R..

                  (b) Connetics shall maintain a safety database for all Licensed Products and clinical trials conducted hereunder and shall submit to regulatory agencies all adverse event and safety reports required to be filed pursuant to Title 21 or any other applicable provision of the C.F.R. Connetics shall also be responsible for providing product, medical and clinical information regarding Licensed Product to its customers.

         3.8 Clinical Development Reports. During the course of clinical development of Licensed Products and clinical studies conducted by Connetics hereunder, Connetics shall submit to Genentech the reports listed on Exhibit F attached hereto and incorporated herein. Connetics shall submit such reports to Genentech as promptly as reasonably practicable after such reports are completed or such applicable information is available.

         3.9      Technology Outside the Field of Use

                  (a) Upon mutual written amendment to this Agreement, the Parties may expand the Field of Use, subject to the terms and conditions for supply of Interferon Gamma 1-B set forth in the Supply Agreement, the payments set forth in Sections 8.2 through 8.8 below inclusive and all other applicable obligations of Connetics under this Agreement.

                  (b) Connetics may request an expansion of the Field of Use in the Territory, by providing Genentech with a written letter of intent which incorporates the terms and

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conditions specified in the Supply Agreement and Sections 8.2 through 8.8 of this Agreement and sets forth a detailed clinical development plan and reasonable proposed timeline (through FDA clearance) for developing the additional medical indication(s) sought. Such letter of intent shall be deemed Confidential Information of Connetics. Upon receipt of such letter of intent, unless Genentech is conducting research in, or developing, Interferon Gamma for such specified use, is already engaged in negotiations with a third party for such specified use, or is prevented by prior written agreements to grant rights to such additional indications to Connetics, Genentech shall negotiate exclusively in good faith with Connetics, for a period of sixty (60) days on a one time basis only for each such new indication outside the Field of Use, to expand the Field of Use as proposed in the letter of intent on terms substantially similar to those contained in this Agreement. If the Parties do not reach mutual written agreement with respect to such proposed expansion of the Field of Use within sixty (60) days, Genentech shall continue to have the right to license its rights to such proposed additional indications for Interferon Gamma outside the Field of Use to third parties other than Connetics, provided that, for a period of six (6) months after the 60 day exclusive negotiation period with Connetics, the milestone fee and royalty terms offered by Genentech to third parties for such indications are not more favorable to such third parties than those in the final offer made by Connetics.

                  (c) Prior to offering any third party an opportunity to obtain any right or license under Genentech Patent Rights, Genentech Knowhow, or Biogen License Rights to use, sell, offer for sale or import Licensed Products for any indication outside the Field of Use in the

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Territory, Genentech shall first offer to Connetics to expand the Field of Use to include such indication, in accordance with Section 3.8(d) below. Such obligation to first offer to Connetics such indication outside the Field of Use shall apply only to the first time Genentech wishes to offer rights to another party to such indication outside the Field of Use.

                  (d) Genentech may offer to expand the Field of Use by written notice to Connetics ("Offer Notice"). Upon receipt of such Offer Notice, Connetics shall have thirty (30) days to provide Genentech with a written letter of intent which incorporates the terms and conditions specified in the Supply Agreement and Sections 8.2 through 8.8 of this Agreement. Upon receipt of such letter of intent, Genentech shall negotiate exclusively in good faith with Connetics, for a period of thirty (30) days on a one time basis only for each such new indication outside the Field of Use, to expand the Field of Use as proposed in the letter of intent on terms substantially similar to those contained in this Agreement. If the Parties do not reach mutual written agreement with respect to such proposed expansion of the Field of Use within 30 days, Genentech shall continue to have the right to license its rights to such proposed additional indications for Interferon Gamma outside the Field of Use to third parties other than Connetics. To remain under consideration as a potential licensee for such rights to Interferon Gamma outside the Field of Use, within ninety (90) days of receipt of Genentech's Offer Notice, Connetics shall provide Genentech with a detailed written clinical development plan and reasonable proposed timeline for developing (through FDA clearance) the additional medical indication(s) sought, which development plan shall be deemed the Confidential Information of


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Connetics.

4.0      Supply of Interferon Gamma-1B

         4.1 Bulk Product and Finished Product. Genentech shall supply Connetics with, and Connetics shall purchase, Bulk Product for clinical studies and for sales of Licensed Product and Finished Product for commercial sale of Licensed Product to treat CGD and osteopetrosis and for clinical studies, pursuant to the terms and conditions of the Supply Agreement.

         4.2 Supply of Non-human Interferon Gamma. Upon Connetics' reasonable request and in Genentech's sole discretion, Genentech may choose to sell to Connetics Non-human Interferon Gamma at a price equal to [ * ]. Notwithstanding the foregoing, Genentech shall have no obligation to (a) provide any minimum amount of Non-human Interferon Gamma to Connetics or (b) produce additional amounts of Non-human Gamma Interferon in the event its current inventory is depleted.

5.0      Intellectual Property Rights

         5.1 Ownership. Genentech shall retain title to Genentech Patent Rights, Genentech Knowhow, Genentech Manufacturing Knowhow, the ACTIMMUNE mark, and to any patent rights and knowhow related to Interferon Gamma or Licensed Products developed solely by Genentech. Connetics shall retain title to Connetics Patent Rights and Connetics Knowhow and to any patent rights and knowhow related to Interferon Gamma and Licensed Products developed


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solely by Connetics. Except as expressly provided herein, each Party shall own and shall have the exclusive right to exploit all intellectual property rights owned or acquired by such Party.

         5.2      Patent Prosecution and License Fees

                  (a) With the exception of Genentech Patent Rights under the CMCC License, Genentech shall be responsible for the prosecution and maintenance of the Genentech Patent Rights in the Territory at Genentech's expense, in consultation with Connetics. Genentech shall be responsible for the prosecution and maintenance and outside counsel fees associated therewith of the Genentech Patent Rights under the CMCC License in the Field of Use in the Territory at Connetics' expense, upon prior consultation with and approval from Connetics, which approval shall not be unreasonably withheld or delayed. Genentech shall keep Connetics promptly informed of the status of prosecution of Genentech Patent Rights in the Territory, including providing copies of all material correspondence with the U.S. Patent and Trademark Office. Connetics shall have the right to comment upon such prosecution and Genentech agrees to take such comments into consideration reasonably in advance of any action taken by Genentech in such prosecution.

                  (b) Connetics shall assist Genentech in prosecuting and maintaining the Genentech Patent Rights as contemplated by Section 5.2(a) above.

                  (c) At least thirty (30) days prior to the time each benchmark payment of [ * ] under the [ * ] License becomes due during the term of this Agreement, Genentech shall notify Connetics of such payment due and Connetics shall have the option of paying such benchmark


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payment, on Genentech's behalf, when due to [ * ]. In the event that
Connetics chooses not to pay the benchmark payment when due, Connetics shall so notify Genentech and Genentech shall have the option of paying such benchmark payment. If Genentech pays such benchmark payment, Connetics shall reimburse Genentech for such payment within thirty (30) days of receipt of Genentech's request for reimbursement.

         5.3      Patent Infringement

                  (a) If either Party learns that a third party is infringing Genentech Patent Rights or Connetics Patent Rights, it shall promptly notify the other in writing. The Parties shall use reasonable efforts in cooperation with each other to stop such patent infringement without litigation.

                  (b) Genentech and Connetics each shall have the first opportunity to take the appropriate steps to remove the infringement of its own Patent Rights which claim Interferon Gamma and/or its manufacture or use in the Field of Use including, without limitation, initiating suit. In either case, if such Party decides not to take such steps with respect to its own Patent Rights within one hundred twenty (120) days of discovering or being notified of the infringement, the other Party may do so. Each of the Parties agrees to provide reasonable assistance to the other in taking such steps. Any legal action taken under this section will be at the expense of the Party by whom suit is filed and will be controlled by the Party bringing suit. The Party not bringing suit may choose to be represented in any such action by counsel of its own choice at its own expense. The Party bringing suit shall be reimbursed for its costs associated


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with bringing suit with the proceeds of any damages or costs recovered. Any monies remaining shall be split between the Parties on an equitable basis proportional to their respective damage from the infringement. If both Parties bring suit, equitable apportionment of the costs and damages to be recovered shall be agreed upon before the filing of the suit.

         5.4 Third Party Rights. If a notice of infringement is received by, or a suit is initiated against, either of Connetics or Genentech with respect to Licensed Products or the ACTIMMUNE mark, the Parties will in good faith discuss the best way to respond.

         5.5      Trademark Infringement

                  (a) If either Party learns that a third party is infringing the ACTIMMUNE mark, it shall promptly notify the other in writing. The Parties shall use reasonable efforts in cooperation with each other to stop such trademark infringement without litigation.

                  (b) Genentech shall have the first opportunity to take the appropriate steps to remove the infringement of the ACTIMMUNE mark, including, without limitation, initiating suit. If Genentech decides not to take such steps within one hundred twenty (120) days of discovering or being notified of the infringement, Connetics may do so. Each of the Parties agrees to provide reasonable assistance to the other in taking such steps. Any legal action taken under this section will be at the expense of the Party by whom suit is filed and will be controlled by the Party bringing suit. The Party not bringing suit may choose to be represented in any such action by counsel of its own choice at its own expense. The Party bringing suit shall be reimbursed for its costs associated with bringing suit with the proceeds of any damages or costs



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recovered. Any monies remaining shall be split between the Parties on an equitable basis proportional to their respective damage from the infringement. If both Parties bring suit, equitable apportionment of the costs and damages to be recovered shall be agreed upon before the filing of the suit.

         5.6 [ * ] License. If Genentech receives notice that it has acquired any Genentech Patent Rights under the [ * ] License after the Effective Date of this Agreement, Genentech shall notify Connetics in writing of such additional rights as soon as reasonable after Genentech receives such notice.

6.0      Product Promotion

         6.1 Promotion. Genentech agrees, and shall require its sublicensees, if any, to agree, not to promote Interferon Gamma or a Licensed Product in the Field of Use in the Territory. Connetics agrees, and shall require its sublicensees to agree, not to promote Interferon Gamma or a Licensed Product outside the Field of Use or outside the Territory.

         6.2 Encroachment. In the event that either Party becomes aware of spillover sales of Interferon Gamma by Genentech that is used within the Field of Use or of Licensed Product by Connetics that is used outside the Field of Use, the Parties shall meet and agree in good faith on reasonably appropriate steps (a) to abate such encroachment and (b) to compensate the Party which has suffered encroachment in its field of use by such spillover sales.


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7.0      Confidentiality

         In the course of performance of this Agreement, one Party may disclose to the other or receive information from the other relating to the subject matter of this Agreement which information shall be considered to be the disclosing Party's confidential information, if in the case of a written disclosure, it is designated as confidential at the time of disclosure, or if in the case of oral disclosure, the specific nature of the oral disclosure and its confidentiality is confirmed in writing to the other Party within thirty (30) days of the oral disclosure (the "Confidential Information"). Each Party shall protect and keep confidential and shall not use, publish or otherwise disclose to any third party, except as permitted by this Agreement or with the other Party's written consent, the other Party's Confidential Information for a period of five (5) years from the date of termination of this Agreement if it is terminated at any time within five (5) years after the Effective Date of this Agreement, otherwise for a period of three (3) years from date of termination or expiration of this Agreement. A Party may disclose the other Party's Confidential Information to its sublicensees hereunder, provided that such sublicensees are subject to obligations of confidentiality at least equivalent to those set forth in this Article 7. The Parties shall consult prior to the submission of any manuscript for publication to determine if the publication will contain any Confidential Information of the other Party. Such consultation shall include providing a copy of the proposed manuscript to the other Party at least forty-five (45) days prior to the proposed date of submission to a publisher, incorporating appropriate changes proposed by the other Party into the manuscript submission and deleting all of the other Party's


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Confidential Information which such Party does not agree to the publication thereof. The foregoing notwithstanding, Confidential Information may be disclosed: (a) during any official proceeding before a court or governmental agency if reasonably related to that proceeding; (b) as a part of a patent application filed on inventions made under this Agreement, provided that the Party whose Confidential Information is included in such application shall have the opportunity to review such disclosure at least fifteen (15) business days prior to the date of such filing and such Party does not object to such disclosure; and (c) as may be reasonably required to comply with applicable governmental laws or regulations. For the purposes of this Agreement, Confidential Information shall not include such information that:

                  (i) was known to the receiving Party at the time of disclosure;

                  (ii) was generally available to the public or was otherwise part of the public domain at the time of disclosure or became generally available to the public or otherwise part of the public domain after disclosure other than through any act or omission of the receiving Party in breach of this Agreement;

                  (iii) became known to the receiving Party after disclosure from a source that had a lawful right to disclose such information to others; or

                  (iv) was independently developed by the receiving Party without the use of Confidential Information of the other Party, as evidenced by written records.


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If Connetics sublicenses any of its rights hereunder to InterMune pursuant to this Agreement, Genentech and InterMune shall enter into a mutual confidentiality agreement, substantially in the form of this Article 7.0, to protect confidential information that may be disclosed by InterMune to Genentech.

8.0      Up-front Payment, Milestone Payments and Royalties

         In consideration for the licenses granted to Connetics by Genentech pursuant to Section 2.0 above, Connetics shall make the following payments to
Genentech:

         8.1 Up-front Payment. Connetics shall issue to Genentech upon the Original Closing Date (as defined in the Stock Agreement) shares of Connetics Common Stock ("Original Issuance Shares" as defined in the Stock Agreement) with a fair market value equal to two million dollars ($2,000,000), on the terms and conditions set forth in the Stock Agreement. If, on the Second Closing Date (as defined in the Stock Agreement), the aggregate market value of the Original Issuance Shares (based on the Second Issuance Price (as defined in the Stock Agreement)) is less than four million dollars ($4,000,000), Connetics shall issue to Genentech upon the Second Closing Date the number of additional shares of Connetics Common Stock (the ASecond Issuance Shares," as defined in the Stock Agreement) equal to the lesser of: (i) the number of shares necessary to increase the aggregate market value of the Original Issuance Shares (based on the Second Issuance Price) plus the Second Issuance Shares (based on the Second Issuance Price) to four million dollars ($4,000,000) or (ii) the number of shares necessary to increase the aggregate number of the Company's shares of Common Stock held by Genentech


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(exclusive of any shares that Genentech has purchased from parties other than the Company) to 9.9% of the Company's total outstanding shares of Common Stock as of the close of business on the third trading day before the Second Closing Date, on the terms and conditions set forth in the Stock Agreement. In lieu of all or any portion of the Second Issuance Shares that the Company is obligated to issue to Genentech on the Second Closing Date, the Company may elect to pay Genentech the cash value of such Second Issuance Shares (based on the Second Issuance Price). The Original Closing and the Second Closing of the stock issuances shall take place as described in the Stock Agreement. In the event that Connetics does not issue to Genentech all of the Second Issuance Shares or the cash value of the Second Issuance Shares, Genentech may, in addition to other remedies available to it by law or in equity, immediately terminate this Agreement and the licenses granted to Connetics hereunder. Such termination by Genentech of the Agreement and the licenses hereunder does not discharge Connetics' obligation to issue all of the Second Issuance Shares or to pay to Genentech the cash value of the Second Issuance Shares. The up-front payment shall not be creditable against any royalty payments owed by Connetics under Sections 8.3 and 8.4 below.

         8.2 Milestone Payments for Licensed Products. Connetics shall make the following cash milestone payments to Genentech:

                  (a) [ * ] within thirty (30) days following the dates on which each of the first three (3) NDA's or BLA's for a Licensed Product is filed with the FDA by Connetics for a new indication in the Field of Use; provided however, that such milestone payments shall not be paid


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upon the filing of a NDA or BLA for an osteopetrosis or atypical mycobacterial infection indication.

                  (b) [ * ] within thirty (30) days following the date Connetics receives FDA clearance of each new indication for a Licensed Product for commercial sale in the United States; provided however, that such milestone payment shall not be paid upon receipt of FDA clearance for an osteopetrosis or atypical mycobacterial infection indication.

                  (c) [ * ] within thirty (30) days following the first date Connetics' aggregate Net Sales of all Licensed Products in the Territory exceed [ * ] in any calendar year.

                  (d) [ * ] within thirty (30) days following the first date Connetics' aggregate Net Sales of all Licensed Products in the Territory exceed [ * ] in any calendar year.

         Notwithstanding the foregoing, upon the expiration or revocation of the last remaining issued patent within the Genentech Patent Rights during the term of this Agreement, each of the milestones payments set forth in (a)-(d) above thereafter shall be reduced by fifty percent (50%). Milestone payments shall not be creditable against any royalty payments owed under Sections 8.3 and 8.4 below.

         8.3 Royalties. Connetics shall pay Genentech the following royalties on Net Sales of Licensed Products by Connetics and its sublicensees:

                  (a) For annual aggregate Net Sales of all Licensed Products in the Territory of up to three million seven hundred thousand dollars ($3,700,000), a royalty rate equal to [ * ] of such Net Sales.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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                  (b)      In addition to the payment of the royalty rate
specified in (a) above, for annual aggregate Net Sales of all Licensed Products in the Territory exceeding three million seven hundred thousand dollars ($3,700,000), a royalty rate equal to [ * ] of such Net Sales exceeding $3,700,000.

                  (c) The above royalties shall be payable until the later of: (i) the expiration or revocation of the last remaining issued patent within the Genentech Patent Rights or (ii) twenty (20) years from the Effective Date of this Agreement. Notwithstanding the foregoing, upon the expiration of the last to expire issued patent within the Genentech Patent Rights during the term of this Agreement, thereafter each of the royalty rates set forth in (a) and (b) above shall be reduced by fifty percent (50%).

         8.4 Third-Party Royalties. If Genentech or Connetics is required to pay any third party a royalty due to the manufacture, use, sale, offer for sale or importation of a Licensed Product in the Territory for or by Connetics or its sublicensees, Connetics shall be responsible for the payment of [ * ] of such third-party royalty, provided however, that Connetics may deduct from the royalties payable to Genentech under Section 8.3 above [ * ] of such third party royalties incurred only due to use patents in the Field of Use in the Territory, up to a maximum total deduction of [ * ] percentage points from the royalties payable by Connetics to Genentech under Section 8.3. For purposes of clarification, such deductions shall not apply to any benchmark payment under the [ * ] License made by Connetics pursuant to Section 5.2(c) above. Attached hereto as Exhibit G is a list of all such royalty obligations to third parties known to Genentech as


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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of the Effective Date without diligent search. No later than thirty (30) days from the Effective Date, Genentech shall complete a reasonable internal investigation of its records and update Exhibit G, as necessary, to accurately reflect all such royalty obligations to third parties to the best of Genentech's knowledge; provided however, Connetics acknowledges that Genentech has no obligation to conduct due diligence or any investigation with respect to third party patent rights related to Licensed Products. Genentech shall notify Connetics in writing during the term of this Agreement if it becomes aware of any additional Genentech third party royalty obligations.

         8.5 Royalty Payments. Royalty payments shall be made to Genentech quarterly within ninety (90) days following the end of each calendar quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the total Net Sales during the relevant three-month period, and the calculation of royalties, if any, due thereon pursuant to Section 8.3.

         8.6 Taxes. Genentech shall pay any and all taxes levied on account of, or measured by, any payment, including, without limitation, royalties, it receives under this Agreement.

         8.7 Termination. If the license granted to Connetics herein is terminated by the Parties, Connetics shall have no obligation to make any milestone or royalty payments to Genentech that has not accrued prior to the effective date of such termination, but shall remain liable for all such payments accruing prior to termination.

         8.8      Records and Reporting


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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                  (a)      Records. Connetics and any sublicensee of Connetics
shall keep full, true and accurate books of account containing all particulars which may be necessary for the purpose of showing Net Sales. Said books of account shall be kept at the principal place of business of Connetics or its sublicensee, as the case may be. Said books and the supporting data shall be open at all reasonable times, for three (3) years following the end of the calendar year to which they pertain (and access shall not be denied thereafter, if reasonably available), to the inspection of an independent public accountant retained by Genentech and reasonably acceptable to Connetics (or its sublicensee) for the purpose of verifying Net Sales under this Agreement; subject to the provisions of Section 8.8(c) below

                  (b) Reports. Connetics shall within ninety (90) days after the end of each calendar quarter beginning with the quarter of the first commercial sale of Licensed Product in the Field of Use in the Territory by Connetics or its sublicensee, deliver to Genentech a true and accurate report, setting forth such particulars of the business conducted by Connetics and its sublicensees during the preceding quarter as are pertinent to an accounting for Net Sales and deductible expenses under this Agreement. Such reports shall include at least the following: (i) the total gross sales of Licensed Products occurring during that calendar quarter, (ii) the allowable deductions therefrom,
(iii) the total Net Sales of Licensed Products occurring during that calendar quarter and (iv) the calculation of royalties, if any, due thereon pursuant to the above Section 8.3.

                  (c) Auditing. At Genentech's request and expense, Connetics shall permit a


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certified public accountant selected by Genentech and acceptable to Connetics to examine, not more than once in any four consecutive calendar quarters during the term of this Agreement, but including one (1) post-termination audit, Connetics' books of account and records of all sales of Licensed Products by Connetics for the sole purpose of determining the correctness of the reports provided by Connetics under the above Section 8.8(b). If such accountant reasonably determines that the royalties owed by Connetics to Genentech under the above
Section 8.3 have been, for any calendar year in total, understated by Connetics, Connetics shall immediately pay all understated royalties, together with interest on such royalties from the date accrued at a rate of [ * ] and shall pay the reasonable costs of the examination if Connetics has understated such royalties by more than [ * ].

9.0      Representations and Warranties

         9.1 Disclaimer. Except as expressly provided herein, the Parties disclaim all other representations and warranties, express or implied, including without limitation, WARRANTIES OF COMMERCIAL UTILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR SCOPE OF GENENTECH PATENT RIGHTS or NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

         9.2      Representations and Warranties.

                  (a) Each party represents and warrants to the other that: (a) it is free to enter into this Agreement; (b) in so doing it will not violate any other agreement to which it is a party;


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(c) it is currently capable of making the grant of rights described in Sections
2.1(a), (b), (c), (d), 2.2 and 2.4; and (d) it will not enter into any agreement in the future which conflicts with or violates any term or provision of this Agreement. Genentech makes no representation or warranty that all intellectual property rights necessary for Connetics to make, have made, use, sell, offer for sale and import Licensed Products in the Field of Use in the Territory have been granted to Connetics under Section 2.0 of this Agreement.

                  (b) Connetics further represents and warrants that, prior to the Effective Date of this Agreement, Connetics' officers (acting under delegated authority of its Board of Directors) have determined that the fair market value of the exclusive license granted to Connetics hereunder is less than $15,000,000 and therefore that the execution and delivery of this exclusive license Agreement, or the performance of the obligations by Genentech or Connetics hereunder, do not require that filings be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or under the rules or regulations promulgated thereunder, by Connetics, Genentech, or their respective affiliates or ultimate parent entities, if any.

                  (c) Genentech represents and warrants to Connetics that as of the Effective Date: (i) to Genentech's knowledge, it has not received any notice of a claim by a third party for infringement of such third party's intellectual property relating to the use and practice of the Genentech Knowhow, the Genentech Manufacturing Knowhow, the Genentech Patent Rights or the Biogen License Rights; and (ii) to the knowledge of Genentech's patent counsel, there is no


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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issued patent that would be infringed by the practice of the Genentech Knowhow, the Genentech Manufacturing Knowhow or the Genentech Patent Rights as permitted under the license rights granted under Section 2.1; and (iii) it has no knowledge of any actual infringement by any third party in the Field of Use in the Territory of the Genentech Patent Rights.

10.0     Liability

         10.1 Limitation of Liability. Neither Party shall be liable to the other for indirect, incidental, special or consequential damages arising out of any of the terms or conditions of this Agreement or with respect to their performance or lack thereof.

         10.2 Connetics Indemnification. Connetics shall indemnify, defend and hold harmless Genentech and its affiliates from and against all third party costs, claims, suits, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from: (a) any willful or negligent act or omission by Connetics relating to the subject matter of this Agreement or (b) the use by or administration to any person of a Licensed Product, Bulk Product or Finished Product that was sold, distributed or otherwise provided to a third party by Connetics or its sublicensees under this Agreement; except where such costs, claims, suits, expenses or damages arose or resulted from any negligent act or omission by Genentech or any defect in the manufacture of Bulk Product or Finished Product by Genentech that was not discovered by Connetics, provided that Genentech gives reasonable notice to Connetics of any such claim or action, tenders the defense of such claim or action to Connetics and assists Connetics at


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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Connetics' expense in defending such claim or action and does not compromise or settle such claim or action without Connetics' prior written consent.

         10.3 Genentech Indemnification. Genentech shall indemnify, defend and hold harmless Connetics, its affiliates and sublicensees from and against all third party costs, claims, suits, expenses (including reasonable attorney's fees) and damages arising out of or resulting from: (a) any willful or negligent act or omission by Genentech relating to the subject matter of this Agreement;
(b) any defect in the manufacture of Bulk Product or Finished Product by Genentech that was not discovered by Connetics; or (c) the use by or administration to any person of a product containing Interferon Gamma sold, distributed or otherwise provided to a third party by Genentech or its sublicensees; except where the foregoing costs, claims, suits, expenses or damages arose or resulted from (i) any negligent act or omission by Connetics or
(ii) the use by or administration to any person of a Licensed Product sold, distributed or otherwise provided by Connetics or its sublicensees other than resulting from a defect in the manufacture of such Licensed Product by Genentech, provided that Connetics gives reasonable notice to Genentech of any such claims or action, tenders the defense of such claim or action to Genentech and assists Genentech at Genentech's expense in defending such claim or action and does not compromise or settle such claim or action without Genentech's prior written consent.

11.0     Term and Termination

         11.1 Term. This Agreement shall commence on the Effective Date of this Agreement


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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and, unless terminated earlier, shall expire at the later to occur of (a) the expiration of the last to expire of any Genentech Patent Rights or (b) twenty
(20) years from the Effective Date of this Agreement; provided, however, that in the event that either the [ * ] License or the [ * ] License is terminated, the licenses granted by Genentech to Connetics under the [ * ] License or the [ * ] License shall also terminate. Genentech shall use its Best Efforts to keep the [ * ] License and the [ * ] License in effect during the term of this Agreement, provided, however, that if Connetics declines to pay a [ * ] benchmark payment as outlined in Section 5.2(c) or pay any royalty owed to [ * ] under the [ * ] License for the sales of Licensed Products, then Genentech shall not be obligated to make such payment and Genentech shall have the option, in its sole discretion, to terminate the [ * ] License. One year before the expiration of this Agreement under this Section 11.1, the Parties agree to meet and to discuss in good faith extending the term of this Agreement on terms mutually agreeable to the Parties.

         11.2 Termination for Default. If either Party shall default in a material manner with respect to any material provision of this Agreement and the other Party shall have given the defaulting Party written notice of such default, the defaulting Party shall have thirty (30) days to cure such default. If such default is not cured within such thirty (30) day period, the non-defaulting Party shall have the right, upon notice to the defaulting Party and without prejudice to any other rights the non-defaulting Party may have, to terminate this Agreement unless the defaulting Party is in the process of attempting in good faith to remedy such default, in which case, the thirty (30) day cure period shall be extended by an additional thirty (30) days. If


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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Genentech terminates this Agreement pursuant to this Section 11.2, Genentech shall automatically have all of the rights set forth in Sections 11.3(a) and (b) of this Agreement. Upon such termination, any sublicenses granted under this Agreement shall not automatically terminate, but instead, Genentech shall have the option to either terminate or continue this Agreement with each sublicensee. If Connetics terminates this agreement pursuant to this Section 11.2, Connetics shall automatically have all of the rights set forth in Section 11.4 of this Agreement. Connetics shall have no right to terminate this Agreement pursuant to this Section 11.2 in the event of Genentech's failure to supply Bulk Product or Finished Product. In the event of Genentech's failure to supply Bulk Product or Finished Product, Connetics shall have the rights set forth in the Supply Agreement.

         11.3 Genentech's Rights on Termination

              (a) If Genentech terminates this Agreement pursuant to Section
11.2 above, Genentech shall be automatically granted a nonexclusive, sublicenseable, license in the Territory under Connetics Patent Rights and Connetics Knowhow arising from the efforts made by Connetics and its sublicensees hereunder in the research and development of Licensed Products, to make, have made, use, sell, offer for sale or import Licensed Products and shall be automatically granted a right to use all of Connetics' regulatory submissions made by or on behalf of Connetics for Interferon Gamma and Licensed Products. If Genentech sells a commercial product under the license granted in this Section
11.3 that would, but for the license granted herein, infringe a claim of such Connetics Patent Rights or that is based upon, incorporates or


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utilizes such Connetics Knowhow, Genentech shall pay Connetics a royalty, under terms and conditions to be mutually agreed upon by the Parties, such royalty to be commensurate with the value contributed by such Connetics Patent Rights and Connetics Knowhow to such commercial product, but in no event shall such royalty exceed two percent (2%) of Genentech's net sales of such commercial product. As used herein, "net sales" shall have the equivalent definition given to Net Sales in Section 1.25 above.

              (b) Upon the effective date of termination by Genentech pursuant to Section 11.2 above, Connetics shall promptly provide Genentech with copies of all related documentation regarding Connetics Patent Rights and Connetics Knowhow arising from the efforts made by Connetics and its sublicensees hereunder in the research, development and manufacture of Licensed Products, whether written or electronic, and materials, including biological materials, in the form existing as of the effective date of such termination, reasonably necessary for Genentech to exercise its license rights under Section 11.3(a) above. Such transfer shall be made in a timely and orderly fashion and in a manner such that the value of what is being transferred is preserved in all material respects. Connetics shall promptly take all appropriate and necessary actions, including action before the involved regulatory agency, to effect transfer to Genentech of, and shall also permit Genentech to reference, any FDA submissions, including, without limitation, any PLA or BLA filed with the FDA with respect to Licensed Products. Within ninety (90) days of such assignment and completion of all such appropriate and necessary actions, Genentech will reimburse Connetics for its actual expenses incurred in preparing


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documentation for filing or referencing the submission and in taking such appropriate and necessary action related to such transfer or referencing.

         11.4 Connetics' Rights on Termination. Should Connetics terminate this Agreement pursuant to Section 11.2 above, Genentech shall grant to Connetics (a) an exclusive, sublicenseable, royalty-bearing license, according to royalty terms described in Sections 8.3 and 8.4 within the Field of Use in the Territory, under terms and conditions agreed upon by the Parties, under the Genentech Patent Rights and Genentech Knowhow in order to permit Connetics to continue using, selling, offering for sale and importing Licensed Products in the Field of Use in the Territory (excluding, with respect to the fields of scleroderma and infectious disease or condition caused by human papillomavirus, Licensed Products containing any form of Interferon Gamma other than Genentech Gamma Interferon TRIANGLE3, as that term is defined in the Biogen License), (b) a non-exclusive, sublicenseable, royalty-bearing license, (conforming to the license grant in Section 2.1 (b) above) according to royalty terms described in Sections 8.3 and 8.4 in the Territory , under terms and conditions agreed upon by the Parties, under the Genentech Patent Rights and Genentech Knowhow in order to permit Connetics to continue using, selling, offering for sale and importing Licensed Products containing any form of Interferon Gamma other than Genentech Gamma Interferon TRIANGLE3 (as that term is defined in the Biogen License) in the Territory in the fields of scleroderma and infectious desease or condition caused by human papillomavirus, (c) a non-exclusive, sublicenseable license (the royalty for which is already included in clause (a) above) in the Territory in the fields of scleroderma and infectious disease


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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or condition caused by human papillomavirus, under terms and conditions agreed upon by the Parties, under the Biogen License Rights in order to permit Connetics to continue using, selling, offering for sale and importing Licensed Products (except those Licensed Products containing Biogen Gamma Interferon TRIANGLE0) in the field of scleroderma and infectious disease or condition caused by human papillomavirus in the Territory and (d) a non-exclusive sublicenseable license (the royalty for which is already included in clause (a) above) under Genentech Patent Rights and Genentech Manufacturing Knowhow in order to permit Connetics to continue making and having made Licensed Products in the Field of Use in the Territory.

         11.5 Bankruptcy. Either Party may, in addition to any other remedies available to it by law or in equity, terminate this Agreement, in whole or in part as the terminating Party may determine, by written notice to the other Party in the event the other Party shall have become bankrupt, or shall have made an assignment for the benefit of its creditors or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property or any case or proceeding shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect and any such event shall have continued for sixty (60) days undismissed, unbonded and undischarged. All rights and licenses granted under to this Agreement by one Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365 (n)


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of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 (56) of the Bankruptcy Code. The Parties agree that the licensing Party under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of a bankruptcy by the other Party. The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced and all embodiments of such intellectual property.

         11.6 Unilateral Termination. In addition to any other right of termination provided herein, Connetics shall have the right to terminate this Agreement for any reason, with or without cause upon six (6) months' prior written notice to Genentech. If Connetics terminates this Agreement pursuant to this Section 11.6, Connetics agrees that for the following three (3) years it will not use, sell or acquire from any third party (whether by license or otherwise) any Licensed Product in the Field of Use. If Connetics terminates this Agreement pursuant to this Section 11.6, the licenses granted hereunder shall terminate and Genentech shall automatically have all of the rights set forth in Sections 11.3(a) and (b) of this Agreement.

         11.7 Survival of Certain Provisions. Termination of this Agreement for any reason shall not release either Party from any obligation arising prior to the date of termination. The provisions of Sections 1.0, 2.4 (except in the event of termination of this Agreement by Connetics pursuant to Section 11.2), 11.3(a) and (b) (except in the event of termination of this


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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Agreement by Connetics pursuant to Section 11.2), 11.4 (except in the event of termination of this Agreement by Genentech pursuant to Section 11.2), and Articles 5.0, 7.0, 9.0, 10.0, 11.0 (except as provided in this paragraph) and
12.0 shall survive any termination of this Agreement.

12.0     General Provisions

         12.1 Notices. All notices which may be required pursuant to this
Agreement: (i) shall be in writing, (ii) shall be addressed, in the case of Genentech (except as otherwise specified herein), to the Corporate Secretary at the address set forth at the beginning of this Agreement, and in the case of Connetics, to the Vice President - Intellectual Property at the address set forth at the beginning of this Agreement, (or to such other person or address as either Party may so designate from time to time), (iii) shall be mailed, postage-prepaid, by registered mail or certified mail, return receipt requested, or transmitted by courier for hand delivery or transmitted by facsimile and (iv) shall be deemed to have been given on the date of receipt if sent by mail or on the date of delivery if transmitted by courier or facsimile. Notices by facsimile may be sent to the following numbers: for Connetics, to (650) 843-2899; for Genentech, to (650) 952-9881.

         12.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California (other than its choice of law principles).

         12.3 Entire Agreement. This Agreement is the entire agreement between the Parties, and there are no prior written or oral promises or representations not incorporated herein or therein, except that certain Confidentiality Agreement between the Parties dated January 9, 1997


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which shall remain in full force and effect. This Agreement shall supersede and replace the Prior Agreement in its entirety, and the Prior Agreement shall be terminated automatically as of the Effective Date. No amendment or modification of the terms of this Agreement shall be binding on either Party unless reduced to writing and signed by an authorized officer of the Party to be bound.

         12.4 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. This Agreement shall not be assignable by either Party without the other's prior written consent, provided however, that either Party may assign this Agreement, without the other Party's written consent but after providing thirty (30) days prior written notice to the other Party, to any successor pursuant to a consolidation or merger of such Party with or into any other corporation or corporations that results in a change of greater than 50% of the voting control of such Party, or a sale, conveyance or disposition of all or substantially all of the assets of such Party or the effectuation by such Party of a transaction or series of related transactions in which more than 50% of the voting power of such Party is disposed of.

         12.5 Waiver. The waiver by a Party hereto of any breach of or default under any of the provisions of this Agreement or the failure of a Party to enforce any of the provisions of this Agreement or to exercise any right thereunder shall not be construed as a waiver of any other breach or default or as a waiver of any such rights or provisions hereunder.

         12.6 Severability. If any part of this Agreement shall be invalid or unenforceable under


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applicable law, such part shall be ineffective only to the extent of such invalidity or unenforceability, without in any way affecting the remaining parts of this Agreement. In addition, the part that is ineffective shall be reformed in a mutually agreeable manner so as to as nearly approximate the intent of the Parties as possible.

         12.7 Publicity. Connetics and Genentech agree that, except as may otherwise be required by applicable laws, regulations, rules, or orders, including the disclosure requirements of the Securities and Exchange Commission ("SEC"), no information concerning this Agreement and the transactions contemplated herein (except information which is already in the public domain) shall be made public by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, with respect to complying with the disclosure requirements of the SEC, in connection with any required SEC filing of this Agreement by Connetics, Connetics shall seek confidential treatment of portions of this Agreement from the SEC and Genentech shall have the right to review and comment on such an application for confidential treatment prior to its being filed with the SEC. Genentech shall provide its comments, if any, on such application as soon as practicable and in no event later than seven (7) days after such application is provided to Genentech. To assist Connetics in its compliance with SEC disclosure obligations, Genentech shall provide to Connetics, within fourteen (14) days of the Effective Date, electronic copies of this Agreement (and all exhibits hereto) and the Supply Agreement. In addition, notwithstanding the foregoing, Connetics shall have the right to disclose information concerning this Agreement and the transactions contemplated herein to its legal representatives, advisors,


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

prospective investors, investors, third party auditors, sublicensees and prospective sublicensees hereunder to the extent reasonably necessary and under obligations of confidentiality no less stringent than those provided for in
Article 7.0.

         12.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.

         12.9 Force Majeure. Neither Party shall be liable to the other for its delay or failure to perform under this Agreement or shall have any right to terminate this Agreement for any such delay or failure in performance attributable to any act of God, flood, fire, explosion, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of public enemies, blockage or embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any such government, or any other cause beyond the reasonable control of such Party, if the Party affected shall give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations, hereunder for the period of time that it is so disabled.

         12.10 Headings. Headings are for the convenience of reference only and shall not control the construction or interpretation of any of the provisions of this Agreement.

         12.11 No Partnership. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the


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


Parties.

                           [SIGNATURE PAGE TO FOLLOW]


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

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by its duly authorized representatives as of the date set forth above.

GENENTECH, INC.                                    CONNETICS CORPORATION

By:    /s/ Nick Simon                              By:  /s/ Thomas G. Wiggans
   ---------------------------------

Name:    Nick Simon                                Name:   Thomas G. Wiggans
     -------------------------------                       -----------------

Title:  V.P., Business and Corporate Development   Title:   President and CEO
       -----------------------------------------           ------------------




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                                    EXHIBIT A

       PATENT APPLICATIONS AND PATENTS INCLUDED IN GENENTECH PATENT RIGHTS


--------------------------------------------------------------------------------
      U.S. SERIAL NUMBER                               U.S. PATENT NUMBER
--------------------------------------------------------------------------------
           08/460,524                                       Pending
--------------------------------------------------------------------------------
           08/460,539                                       Pending
--------------------------------------------------------------------------------
                                                           5,690,925
--------------------------------------------------------------------------------
                                                           5,582,824
--------------------------------------------------------------------------------
                                                           5,151,265
--------------------------------------------------------------------------------
                                                           5,200,177
--------------------------------------------------------------------------------
                                                           5,112,605
--------------------------------------------------------------------------------
                                                           5,196,191
--------------------------------------------------------------------------------
                                                           5,096,705
--------------------------------------------------------------------------------
                                                           5,574,137
--------------------------------------------------------------------------------
                                                           5,248,499
--------------------------------------------------------------------------------


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

                                    EXHIBIT B

                                INTERFERON GAMMA

                                      [ * ]


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                                    EXHIBIT C

                               INTERFERON GAMMA-1B

                                      [ * ]


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                                    EXHIBIT D

                          THIRD PARTY SPONSORED STUDIES

                                      [ * ]


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                                    EXHIBIT E
                                      [ * ]


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                                    EXHIBIT F

                                CLINICAL REPORTS

The following information/reports will be provided to Genentech in a timely manner:

-    FDA Meeting Minutes

-    IND(s)
-    Initial
-    Updates (if applicable)

-    Annual Report(s)

-    Investigator Brochure(s)

-    Clinical Studies:
-    Protocol(s)
-    Prior to FDA submission
-    First Patient-In (FPI)
-    First Patient-Out (FPO)
-    Last Patient-In (LPI)
-    Last Patient-Out (LPO)

-    Serious Adverse Event (SAE) Summary

-    Clinical Study Interim Analysis and Update(s) (if applicable)

-    Go/No-Go Decision Minutes

-    Clinical Study Final Report(s)


                                                                              60

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

-    Draft
-    Final Copy


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                                    EXHIBIT G

                              THIRD PARTY ROYALTIES

Royalties are payable under the [ * ] License, as follows (capitalized terms shall have the meanings defined in the [ * ] License): a [ * ] royalty is payable on Net Sales of gamma interferon in Approved Countries in the Territory for the prophylaxis or treatment of atopic dermatitis and/or steroid-dependent asthma, where there is substantial protection from an issued Licensed Patent for the approved indication and where the Licensee has enjoyed Market Exclusivity. The royalty rate is [ * ] on Net Sales in the Licensed Field in Approved Countries where the Licensee enjoyed Market Exclusivity but where there is no substantial patent protection, or while the Licensed Patent applications covering the indication are still pending, provided that such applications have been diligently prepared, filed and maintained. The royalty rates described above are reduced by [ * ] for Approved Countries where the Licensee has not enjoyed Market Exclusivity.


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                                    EXHIBIT H

                     TRANSFER DATE ACTIVITIES FOR COMMERCIAL
                           SALES OF ACTIMMUNE FOR CGD

         Prior to the Transfer Date, as defined in Section 1.29 of this Agreement, the following activities must be completed by the appropriate Party as described below:

         I.       Regulatory Requirements

                  1. FDA License - Connetics must obtain all licenses, including license numbers, required for the sale of Actimmune for CGD by Connetics. Connetics shall also obtain a NDC number.

                  2. PLA/IND Transfer - Genentech shall transfer to Connetics the PLA and IND for CGD on file with the FDA.

                  3. Connetics must obtain FDA review and approval, as required by law or regulation, for Connetics' labels, product insert and packaging for sale of Actimmune for CGD.

                  4. Genentech shall transfer its safety information to Connetics for Actimmune, as provided in Section 2.5(g) of this Agreement. Connetics shall establish a safety database system for Actimmune, such that as of the Transfer Date, Connetics shall be responsible for all safety-related requirements under FDA regulations, including the reporting of adverse events.

                  5. Prior to the Transfer Date, Connetics shall establish all procedures, controls and other methods and capabilities needed in order to comply with all requirements, laws and regulations applicable to the use, distribution and sale of Actimmune for CGD.

         II.      Quality Control, Product Testing

                  1. To the extent that Connetics is required by law or regulation to conduct any quality control, quality assurance and/or stability testing of Actimmune sold for CGD, in addition to any such testing to be conducted by Genentech pursuant to the Supply Agreement, Connetics shall establish procedures and obtain regulatory approval to do so prior to the Transfer Date.


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         III.     Uninsured Patient Program

                  Connetics shall have established an uninsured patient program, including procedures for determining patient eligibility. Genentech shall transfer to Connetics its existing information regarding such patients prior to the Transfer Date, to the extent it has received consent from such patients to do so. Connetics shall notify Gennetech prior to the Transfer Date which of the patients participating in Genentech's uninsured patient program, and for which Genentech has transferred information, shall receive drug under Connetics' uninsured patient program.

         IV.      Product Distribution and Sale

                  1. Connetics shall establish product distribution and inventory systems for Actimmune. Genentech will provide to Connetics the name of its current distributor.

                  2. Connetics shall establish systems and personnel required to address customer inquiries, medical information requrests and product returns.


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

                                AMENDMENT NO. ONE
                                       TO
                                LICENSE AGREEMENT

         THIS AMENDMENT NUMBER ONE TO LICENSE AGREEMENT FOR INTERFERON GAMMA ("Amendment") is entered into effective December 28, 1998, between Genentech, Inc. ("Genentech") and Connetics Corporation ("Connetics"). Terms not otherwise defined in this Amendment shall have the meanings as defined in the License Agreement.

                                 R E C I T A L S

A. The parties have previously entered into a License Agreement effective May 5, 1998, relating to interferon gamma (the "License Agreement"), together with a Stock Purchase Agreement of even date (the "Stock Agreement").

B. Pursuant to Section 2.3(c) of the License Agreement, Connetics had the right to sublicense the Agreement to InterMune, and has in fact entered into a sublicense to that effect dated August 21, 1998.

C. Pursuant to Section 8.1 of the License Agreement, and the terms of the Stock Agreement, Connetics agreed to issue additional stock to Genentech if certain conditions were not met by December 28, 1998, and the parties anticipate that those conditions will not be met by that date.

D. The parties desire to amend the License Agreement effective as of the date first written above, on the terms forth in this Amendment, and simultaneously with a corresponding Amendment Number One to the Stock Purchase Agreement ("Stock Agreement Amendment").

NOW THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Section 8.1 of the License Agreement is hereby amended to read in its entirety as follows:


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         8.1      Up-front Payment. Connetics shall issue to Genentech upon the
         Original Closing Date (as defined in the Stock Agreement) shares of Connetics Common Stock ("Original Issuance Shares" as defined in the Stock Agreement) with a fair market value equal to two million dollars ($2,000,000), on the terms and conditions set forth in the Stock Agreement. If on the Notification Date or, if later, the Second Closing Date (each as defined in the Stock Agreement Amendment), the aggregate market value of the Original Issuance Shares (based on the Second Issuance Price, as defined in the Stock Agreement Amendment) is less than $4,000,000, then Connetics shall issue to Genentech on the Second Closing Date that number of additional shares of its Common Stock (the "Second Issuance Shares") equal to the lesser of: (i) the number of shares necessary to increase the aggregate market value of the Original Issuance Shares (based on the Second Issuance Price) and the Second Issuance Shares (based on the Second Issuance Price) to $4,000,000; or
         (ii) the number of shares (rounded to the nearest whole number ) necessary to increase the aggregate number of shares of Connetics Common Stock held by Genentech (exclusive of any shares that Genentech has purchased from parties other than Connetics) to 9.9% of Connetics' total outstanding shares of Common Stock as of the close of business on the Notification Date or the Second Closing Date, if later. In lieu of all or any portion of the Second Issuance Shares that Connetics is obligated to issue to Genentech on the Second Closing Date, Connetics may elect to pay Genentech the cash value of such Second Issuance Shares (based on the Second Issuance Price). The Original Closing of the stock issuances shall take place as described in the Stock Agreement and the Second Closing of the stock issuances shall take place as described in the Stock Agreement Amendment. In the event that Connetics does not issue to Genentech all of the Second Issuance Shares or the cash value of the Second Issuance Shares, Genentech may, in addition to other remedies available to it by law or in equity, immediately terminate this Agreement and the licenses granted to Connetics under this Agreement. Such termination by Genentech of the Agreement and the licenses hereunder does not discharge Connetics' obligation to issue all of the Second Issuance Shares or to pay to Genentech the case value of the Second Issuance Shares. The up-front payment shall not be creditable against any royalty payments owed by Connetics under Section 8.3 and 8.4 of this Agreement.

2. To the extent necessary, the remaining provisions of the License Agreement are amended to reflect the revised definitions of Second Closing Date and Second Issuance Shares, as modified by the Stock Agreement Amendment.


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3.       The remainder of the License Agreement, including the exhibits to that
         Agreement (except the Stock Agreement, to the extent modified by the Stock Agreement Amendment), will continue in full force and effect as though fully set forth in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment Number One to License Agreement as of the date first written above.

Genentech, Inc.                            Connetics Corporation

By:      /s/ William D. Young              By:      /s/ Thomas G. Wiggans
   ------------------------------------       ----------------------------------
         William D. Young                  Thomas G. Wiggans
         Chief Operating Officer           President & Chief Executive Officer


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

                                AMENDMENT NO. TWO
                                       TO
                                LICENSE AGREEMENT

THIS AMENDMENT NUMBER TWO TO LICENSE AGREEMENT FOR INTERFERON GAMMA ("AMENDMENT") is entered into effective January 15, 1999, by and between Genentech, Inc. ("Genentech") and Connetics Corporation ("Connetics").

                                 R E C I T A L S

A. The Parties have previously entered into that certain License Agreement for Interferon Gamma, dated May 5, 1999, as amended on December 23, 1998 (the "License Agreement").

B. Pursuant to Section 2.3(c) of the License Agreement, Connetics has the right to sublicense certain of its rights under the Agreement to InterMune Pharmaceutical, Inc. ("InterMune"), and has in fact entered into a sublicense to that effect dated August 21, 1998.

C. On December 3, 1998, the Parties entered into a Letter Agreement to document the intent and agreement of Connetics and Genentech with respect to additional terms governing the transfer and distribution of Interferon Gamma-1B, pending the preparation of an amendment to the License Agreement.

D. The Parties now desire to enter into a definitive amendment to the License Agreement, effective as of the date first written above, to permit a limited distribution of Interferon Gamma-1B by Connetics or its sublicensee under Genentech labels and to add other additional terms governing the transfer and distribution of Interferon Gamma-1B.

NOW THEREFORE, the Parties hereby agree as follows:

                                    AGREEMENT

1. Terms not otherwise defined in the Amendment shall have the meanings defined in the License Agreement.


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2. Section 1.29 of the License Agreement is hereby deleted and replaced in its entirety as follows:

         1.29 "Transfer Date" shall mean January 15, 1999, unless otherwise mutually agreed to in writing by the Parties


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3. A new Section 1.30 is added to the License Agreement to read in its entirety as follows:

         1.30 "Connetics Product" shall mean Finished Product under the ACTIMMUNE-Registered Trademark- and labeled under the name of Connetics or its sublicensee. For clarification, all terms and conditions of this Agreement that apply to Finished Product shall also apply to Connetics Product.

4. A new Section 1.31 is added to the License Agreement to read in its entirety as follows:

         1.31 "Distribution Period" shall mean the period of time beginning January 15, 1999 and ending on the earlier of: (a) the first date on which Genentech supplies InterMune with Connetics Product or (b) sixty
         (60) days after InterMune's receipt of a license from the FDA to sell interferon Gamma-1B for CGD.

5. A new Section 1.32 is added to the License Agreement to read in its entirety as follows:

         1.32 "Genentech Finished Product" shall mean Genentech's inventory of Interferon Gamma-1B under the ACTIMMUNE-Registered Trademark- and labeled under Genentech's name. For clarification, Genentech Finished Product is a Licensed Product under this Agreement.

6. A new Section 1.33 is added to the License Agreement to read in its entirety as follows:

         1.33 "Genentech Bulk Product" shall mean Genentech's inventory of Interferon Gamma-1B bulk protein existing as of the Transfer Date.

7. A new Section 1.34 is added to the License Agreement to read in its entirety as follows:

         1.34 "Genentech Product" shall mean, together, Genentech Finished Product and Genentech Bulk Product.

8. A new Section 1.35 is added to the License Agreement to read in its entirety as follows:

         1.35 "Fully Burdened Manufacturing Cost" shall mean [ * ], which shall be comprised of the sum of: [ * ].


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9. A new Section 1.36 is added to the License Agreement to read in its entirety as follows:

         1.36 "Third Party Manufacturing Royalties" shall mean all royalties paid or incurred by Genentech to third parties under licenses taken by Genentech with respect to patents or patent applications that, but for such license(s), would be infringed by the manufacture, use, sale, offer for sale or importation of Genentech Finished Product or Genentech Bulk Product, which royalties are based on the manufacture and sale of Genentech Finished Product or Genentech Bulk Product by Genentech (or its contract manufacturer) or by Connetics or its sublicensees (or a contract manufacturer on their behalf). Genentech shall notify Connetics in writing during the term of this Agreement if it becomes aware of any Third Party Manufacturing Royalties.

10. A new Subsection 2.5(k) is added to the License Agreement to read in its entirety as follows:

         2.5(k) Provided that all the activities listed on Exhibit H attached hereto are completed, Genentech also shall transfer to Connetics or its sublicensee on the Transfer Date all responsibility for the distribution, sales and product support of Genentech Finished Product, in the Territory, for the treatment of infections associated with CGD, subject to the provisions of Section 4.3 below and the following terms and conditions:

                  (i) Product support of Genentech Finished Product shall include, without limitation, all financial services, all reporting required by federal and state law or regulation, professional services, customer inquiries, product returns, government chargebacks, product refunds, and patient assistance programs except for the processing of state Medicaid invoices and certain product returns as provided in Subsections 2.5(k)(iii) and (iv) below.

                  (ii) Connetics or its sublicensee shall sell and distribute Genentech Finished Product only during the Distribution Period, after which time Connetics or its sublicensee shall market, sell and distribute Connetics Product, or other Finished Product, for CGD. Notwithstanding the foregoing, for a period of ten (10) business days after the last day of the Distribution Period, Connetics or its sublicensee may continue to sell and


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                  distribute its existing inventory of Genentech Finished
                  Product in order to reduce or exhaust such existing inventory. Under no circumstances, however, will Genentech be required to manufacture, fill, label, package, or otherwise supply Genentech Finished Product to Connetics or its sublicensees after the end of the Distribution Period. After the Distribution Period Connetics or its sublicensees shall retain full responsibility, and provide all product support, for all Genentech Product sold or distributed by Genentech, Connetics or its sublicensees, prior to, during and after the Distribution Period, including without limitation, Genentech Product in distribution channels.

                  (iii) Notwithstanding the above, Genentech shall remain responsible for processing state Medicaid invoices for Genentech Finished Product, in accordance with this subsection, during the Distribution Period and for that period of time after the Distribution Period during which states continue to send Medicaid rebate invoices for Genentech Finished Production sold under the Genentech NDC label number 50242. Within fifteen (15) days after the end of each calendar quarter, Connetics or its sublicensee shall supply Genentech with a report of its Average Manufacturer Price ("AMP") and Best Price ("BP"), as defined in the U.S. Omnibus Budget Reconciliation Act of 1990 ("OBRA 90"), for Genentech Finished Product for such quarter, and detailed calculations determining such AMP and BP. The AMP, BP and supporting calculations shall be based on the carton price for Genentech Finished Product. Genentech shall report such quarterly AMP and BP to the Health Care Finance Administration as required by law and regulation, and will also process state Medicaid rebate invoices received for Genentech Finished Product. Genentech will pay, adjust or dispute the state Medicaid rebate invoices as permitted under OBRA 90. Within sixty (60) days of receipt of an invoice from Genentech, Connetics or its sublicensee will reimburse Genentech the full amounts of Medicaid rebates paid by Genentech. Genentech will have the right to examine, but not more than once every calendar year, the books of account and records of Connetics and its sublicensees for the purpose of determining the correctness of the quarterly reports provided by Connetics or its sublicensees under this subsection. If Genentech reasonably determines that any such reports(s) were incorrect, Connetics


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

                  shall pay Genentech's costs of correcting its reports to federal agencies and will also pay any penalties or fees associated with such incorrect reporting.

                  (iv) As of the Transfer Date, Connetics or its sublicensees will be responsible for processing returns and related credits for all Finished Product, except that Genentech will process credits for returns of Genentech Finished Product if Genentech receives a returned Genentech Finished Product from a third party. Within sixty (60) days of receipt of an invoice from Genentech, Connetics or its sublicensees will reimburse Genentech for such return credits processed by Genentech.

                  (v) Connetics or its sublicensees shall be responsible for all government chargebacks for Genentech Finished Product sold by wholesalers to customers on and after the Transfer Date, and for all government chargebacks for all Connetics Product and other Finished Product sold by Connetics and its sublicensees.

                  (vi) Connetics and its sublicensees shall not actively market or promote Interferon Gamma-1B during the Distribution Period and while selling or distributing Genentech Finished Product. During the Distribution Period, Connetics and its sublicensees shall not distribute any notice, publication or make any presentation to any third party regarding Interferon Gamma-1B without Genentech's prior review of such notice, publication or presentation, and receipt of Genentech's prior written consent. Connetics and its sublicensees shall not sell Genentech Finished Product at a price higher than that charged by Genentech on January 14, 1999.

11. A new Section 2.5(l) is added to the License Agreement to read in its entirety as follows:

         2.5(l) Connetics agrees that, as of the Transfer Date and under the terms and conditions below, it or its sublicensee will supply Genentech Finished Product to those certain patients in the U.S. to whom Genentech has an existing contractual or regulatory obligation to supply Interferon Gamma-1B, including prior clinical study patients. In addition, Connetics or its sublicensee will supply Genentech Finished


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     Product to Hoffman-LaRoche Canada Limited ("Roche Canada") for distribution to patients to whom there is a contractural or regulatory obligation to supply Interferon Gamma-1B. Connetics also agrees that it or its sublicensee will supply Genentech Finished Product free of charge to those [ * ] oncology study patients (including [ * ] National Cancer Institute oncology clinical trial patients) who are continuing to receive Interferon Gamma-1B. Genentech shall supply a list of all such patients, and information regarding the amount and destination of such Interferon Gamma-1B, as soon as reasonably possible. After the end of the Distribution Period, Connetics or its sublicensee shall supply Connetics Product, or other Finished Product, to such patients and to Roche Canada in the same quantities. No other right or license is implied or granted to Connetics or its sublicensees to distribute Genentech Finished Product, or any other Licensed Product, outside the Field of Use or outside the Territory.

                  (i) To supply the patients and Roche Canada as described above, Connetics or its sublicensee shall pay a price for such Genentech Finished Product, and such Connetics Product and other Finished Product supplied by Genentech, equal to [ * ] percent [ * ] of Genentech's Fully Burdened Manufacturing Cost, plus [ * ] of Third Party Manufacturing Royalties attributable to the manufacture or distribution of such Genentech Finished Product or other Finished Product.

                  (ii) For U.S. CGD clinical study patients that do not qualify for Connetics' (or its sublicensee's) indigent patient program, Connetics (or its sublicensee) shall supply, at its own cost, Genentech Finished Product and Finished Product to such patients free of charge for a period of time ending not later than December 31, 1999. Connetics (or its sublicensee) shall notify such patients that such drug shall not continue to be supplied free of charge by Genentech, Connetics or its sublicensee, and Connetics or its sublicensee shall use its best efforts to terminate such supply of drug before December 31, 1999, after reasonable prior notice to such patients. If [
                  * ] reasonably determines that [ * ].

                  (iii) Roche Canada will reimburse Connetics, or its sublicensee, for its cost of supplying such Genentech Finished Product and Connetics Product


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                  to the patients in Canada under a separate agreement to be negotiated and executed by Roche Canada and Connetics.

                  (iv) Connetics, or its sublicensee, will supply Genentech Finished Product and Finished Product to the [ * ] oncology patients without charge to Genentech or to such patients. If, however, Genentech has not extended the Field of Use of this Agreement to the field of oncology within six (6) months of the Effective Date of this Amendment No. 2, then Genentech will reimburse Connetics, or its sublicensee, for the cost of such Genentech Finished Product and Finished Product during such six month period. If Genentech thereafter extends the Field of Use to oncology, then as of the effective date of such extension Connetics or its sublicensee will provide Finished Product to such patients without charge to Genentech or to such patients. If Genentech does not extend the Field of Use to oncology, Connetics or its sublicensee will continue to supply such oncology patients, but Genentech will reimburse Connetics, or its sublicensee, for such drug in an amount equal to one hundred percent (100%) of the price paid to Genentech for such Genentech Finished Product and Finished Product and the direct administrative and distribution costs of providing such drug to such patient.

12. A new Section 4.3 is added to the License Agreement to read in its entirety as follows:

         4.3 (a) Genentech shall sell to Connetics, or its sublicensee, Genentech's existing inventory of Genentech Product for commercial sale solely for the treatment of infections associated with CGD. Connetics shall pay a price for such Genentech Product equal to [ * ] percent [ * ] of Genentech's Fully Burdened Manufacturing Cost, plus [ * ] of Third Party Manufacturing Royalties attributable to the manufacture or sale of such Genentech Product.

             (b) Genentech shall deliver Genentech Finished Product to
     Connetics to a single destination in the United States chosen by Connetics, by carrier identified by Connetics. Title and risk of loss as to all Genentech Finished Product shall pass to Connetics at point of origin (FOB Genentech). Connetics shall be responsible for all freight, freight brokerage, insurance and other costs associated with shipping


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     Genentech Finished Product hereunder. As soon as reasonably possible after each shipment of Genentech Finished Product, Genentech shall forward to Connetics all customary documents concerning the shipment, including Genentech's invoice relating to such shipment. To the extent possible, a certificate of analysis will be included in each shipment. Where it is not possible to include a certificate of analysis with a shipment, Genentech shall furnish the same to Connetics as soon as reasonably possible.

                  (c) Payment by Connetics shall be made within sixty (60) days after Connetics' receipt of Genentech's invoice for the supply of Genentech Finished Product. All payments to Genentech by Connetics under this Agreement shall be made in United States dollars by wire transfer (or such other reasonable means as Genentech may direct) to such United States bank account as Genentech may direct. If a wire transfer is to be made, Connetics shall provide notice at least five
         (5) days prior to the date of transfer of the amount of payment and the date good funds will be received. Such notice shall be given to the Treasurer of Genentech at the address set forth at the beginning of this Agreement or such other address as Genentech may subsequently direct.

                  (d) Genentech shall use its best efforts to maintain its Fully Burdened Manufacturing Cost for Genentech Finished Product at or below the benchmark costs of [ * ] dollars [ * ] per vial of Genentech Finished Product (the "Benchmark Costs"). All the provisions of Section 2.6(e) of that certain Supply Agreement, dated May 5, 1998, between Genentech and Connetics, shall apply to such Benchmark Costs herein.

                  (e) All transfer of Genentech Finished Product to Connetics or its sublicensee hereunder shall be subject to the provisions hereof and shall not be subject to the terms and conditions contained on any purchase order or confirmation by Genentech, except insofar as any such purchase order or confirmation establishes: (i) the quantity and form of Genentech Product, (ii) the shipment date; (iii) the shipment routes and destinations; or (iv) the carrier.

13. This Amendment supersedes in its entirety the Letter Agreement dated December 3, 1998.


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14. All other terms and provisions of the License Agreement, including all exhibits to that Agreement, will continue in full force and effect as though fully set forth in this Amendment. Nothing in this Amendment shall be construed as affecting Connetics' obligations to be liable and responsible for the performance of all of the obligations of Connetics and its sublicensees under the License Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment Number Two to License Agreement as of the date first written above.

Genentech, Inc.                          Connetics Corporation

By:   /s/ Nicholas J. Simon              By:  /s/ Thomas G. Wiggans
   ------------------------------------     ------------------------------------

Name:  Nicholas J. Simon                 Thomas G. Wiggans
     ----------------------------------  President and Chief Executive Officer

Title:   Vice President, Business and
      ---------------------------------
         Corporate Development

Acknowledged and agreed as to InterMune's rights and obligations hereunder as Connetics' sublicensee under the License Agreement:

InterMune Pharmaceuticals, Inc.

By:      /s/ Scott Harkonen
   ------------------------------------
         Scott Harkonen, M.D.
         President


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                               AMENDMENT NO. THREE
                                       TO
                                LICENSE AGREEMENT

         THIS AMENDMENT NUMBER THREE TO LICENSE AGREEMENT FOR INTERFERON GAMMA ("Amendment") is entered into effective April 27, 1999 (the "Amendment Effective Date"), by and between Genentech, Inc. ("Genentech") and Connetics Corporation ("Connetics"). Genentech and Connetics may each be referred to herein as a "Party" and jointly as the "Parties."

                                    RECITALS

A. The Parties have previously entered into that certain License Agreement for Interferon Gamma, dated May 5, 1998, as amended on December 23, 1998 and on January 15, 1999 (the "License Agreement").

B. Pursuant to Section 2.3(c) of the License Agreement, Connetics has the right to sublicense certain of its rights under the Agreement to InterMune Pharmaceuticals, Inc. ("InterMune"), and has in fact entered into such sublicense to that effect dated August 21, 1998.

C. The Parties have entered into that certain letter agreement dated January 5, 1999 and revised on March 1, 1999 (the "Letter Agreement"), documenting the intent and agreement of Connetics and Genentech with respect to certain additional rights to be granted to Connetics and its sublicensees under the Genentech License, pending the preparation of an amendment to the License Agreement.

D. In consideration of such additional rights, InterMune will issue to Genentech shares of Genentech Series A-1 Preferred InterMune stock on the terms and conditions set forth in that certain stock purchase agreement between Genentech and InterMune of even date herewith.


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E.       The Parties now desire to enter into a definitive amendment to the
         License Agreement, as of the Amendment Effective Date, through which Genentech shall grant, and Connetics and InterMune shall accept, such certain additional rights under the License Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the Parties mutually agree as follows:

1. Terms not otherwise defined in this Amendment shall have the meanings defined in the License Agreement.

2.       A new Section 1.7.1 is hereby added to read in its entirety as follows:

                  1.7.1 "Combination Product Adjustment" shall mean the following: in the event that a Licensed Product is sold in the form of a combination product containing one or more active ingredients or components in addition to such Licensed Product, Net Sales for such combination product will be adjusted by multiplying actual Net Sales of such combination product by the fraction A/(A + B) where A is the invoice price of the Licensed Product, if sold separately, and B is the invoice price of any other active ingredient(s) or component(s) in the combination, if sold separately. If, on a country-by-country basis, the other active ingredient(s) or component(s) in the combination are not sold separately in said country, Net Sales shall be calculated by multiplying actual Net Sales of such combination product by the fraction A/C where A is the invoice price of the Licensed Product if sold separately, and C is the invoice price of the combination product. If, on a country-by-country basis, neither the Licensed Product nor the other active ingredient(s) or component(s) of the combination product is sold separately in said country, Net Sales allocable to the Licensed Product shall be determined by mutual agreement reached in good faith by the Parties based on an equitable method of determining such Net Sales that, among other considerations, takes into account, on a country-by-country basis, variations in potency, the relative contribution of each active ingredient or component in the combination product and the relative value to the end-user of each active ingredient or component.

3. Section 1.12 of the License Agreement is hereby deleted and replaced in its entirety as follows:

                  1.12 "Field of Use" shall mean the administration to humans of Licensed Protein Product for the treatment or prevention of any human disease or condition, provided


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         however, that "Field of Use" shall not include: (i) the administration to humans of Licensed Protein Product for the treatment or prevention of any type of arthritis or cardiac or cardiovascular disease or condition or (ii) use of Licensed Protein Product for Gene Therapy. Each "indication" listed on Exhibit E attached hereto shall be referred to herein individually as an "Area of the Field of Use" and collectively as "Areas of the Field of Use."

4. A new Section 1.15.1 is hereby added to the Agreement to read in its entirety as follows:

                  1.15.1 "Gene Therapy Field of Use" shall mean the administration to humans of Licensed Gene Product for Gene Therapy for the treatment or prevention of any human disease or condition, provided however, that "Gene Therapy Field of Use" shall not include any treatment or prevention of any type of cardiac or cardiovascular disease or condition.


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5.       Section 1.18 of the License Agreement is hereby deleted and replaced in its entirety as follows:

                  1.18 "Genentech Patent Rights" shall mean all patents and patent applications and any patents issuing therefrom, together with any extensions, reissues, reexaminations, substitutions, renewals, divisions, continuations and continuations-in-part thereof:

                           (a) that are owned or controlled by Genentech
                  presently or hereafter, during the term of this Agreement, and under which Genentech is free to license or sublicense; and

                            (b) to the extent they claim or directly relate to:
                  (i) Interferon Gamma or the manufacture or use of Interferon Gamma in the Field of Use, or (ii) IG Nucleotide Sequence or the manufacture or use of IG Nucleotide Sequence in the Gene Therapy Field of Use;

                  including, without limitation, the patent rights granted under that certain license agreement between Genentech and Children's Medical Center Corporation, dated July 16, 1990 (the "CMCC License"), but specifically excluding any rights granted to Genentech under the Biogen License. Genentech Patent Rights shall include, without limitation, the patents and patent applications listed in Exhibit A attached hereto. Notwithstanding the foregoing, Genentech Patent Rights shall exclude any rights Genentech acquires after the Effective Date under third-party license agreements, with the exception of those rights acquired under the CMCC License, unless and until the Parties mutually agree on terms and conditions for the sublicense of such rights from Genentech to Connetics.

6. A new Section 1.20.1 of the License Agreement is hereby added to read in its entirety as follows:

                  1.20.1 "IG Nucleotide Sequence" shall mean any DNA or RNA sequence encoding Interferon Gamma.

7. Section 1.22 of the License Agreement is hereby deleted and replaced in its entirety as follows:


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                       1.22 "Licensed Product" shall mean, collectively:

                            (a) Any pharmaceutical formulation containing Interferon Gamma, whether alone or together with or incorporated into any other substance or product or material or device, whether active or not, and which
                            (i) but for the licenses granted hereunder, the manufacture, use, sale, offer for sale or importation of which in the Territory would infringe or contribute to the infringement of the Genentech Patent Rights in the Territory, or (ii) is based upon or incorporates or utilizes Genentech Knowhow (a "Licensed Protein Product"); and

                            (b) Any pharmaceutical formulation containing the IG Nucleotide Sequence, whether alone or together with or incorporated into any other substance or product or material or device, whether active or not, and which but for the licenses granted hereunder, the manufacture, use, sale, offer for sale or importation of which in the Territory would infringe or contribute to the infringement of the Genentech Patent Rights in the Territory (a "Licensed Gene Product").

8.       The following two sentences are hereby added to the end of
Section 1.25:

                  [ * ], shall also be deducted from the gross invoiced sales prices charged for such Licensed Products in determining Net Sales for such Licensed Products. In the event that a Licensed Product is sold in the form of a combination product containing one or more active ingredients or components in addition to such Licensed Product, Net Sales for such combination product will be calculated in accordance with the Combination Product Adjustment."

9. Section 1.28 of the License Agreement is hereby deleted and replaced in its entirely as follows:

                  1.28 "Territory" shall mean the United States of America, and its territories and possessions, and Japan.

10. A new Section 1.37 is hereby added to the License Agreement to read in its entirety as follows:


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                  1.37 "Third Party Product Rights" shall mean any rights
         licensed or sublicensed to any third party by Genentech as of the Effective Date to use, manufacture or sell (a) Interferon Gamma, (b) the IG Nucleotide Sequence or (c) any pharmaceutical formulation containing either or both of Interferon Gamma and the IG Nucleotide Sequence, whether alone or together with or incorporated into any other substance or product or material or device, whether active or not; PROVIDED, HOWEVER, that Third Party Product Rights shall not include any right regarding use of the foregoing in any treatment or prevention of any type of cardiac or cardiovascular disease or condition.

11. Section 2.1 of the License Agreement is hereby deleted and replaced in its entirety as follows:

                  2.1 Patent and Knowhow License Grants.

                  (a) Genentech hereby grants to Connetics an exclusive license, even as to Genentech, under Genentech Patent Rights and under Genentech Knowhow to use, sell, offer for sale and import (but not to make or have made) Licensed Protein Products in the Field of Use in the Territory (excluding Japan), (excluding, with respect to the fields of (i) scleroderma and (ii) infectious disease or condition caused by human papillomavirus, Licensed Protein Products containing any form of Interferon Gamma other than Genentech Gamma Interferon TRIANGLE 3 (as that term is defined in the Biogen License)). Notwithstanding the foregoing, Genentech reserves the right to use (but not to import, offer for sale or sell) Licensed Protein Products within the Field of Use solely for non-commercial research purposes.

                  (b) Genentech hereby grants to Connetics a non-exclusive license under Genentech Patent Rights and under Genentech Knowhow to use, sell, offer for sale and import (but not to make or have made) Licensed Protein Products containing any form of Interferon Gamma other than Genentech Gamma Interferon TRIANGLE 3 (as that term is defined in the Biogen License) in the Territory (excluding Japan) in the fields of: (i) scleroderma and (ii) infectious disease or condition caused by human papillomavirus.

                  (c) Genentech hereby grants to Connetics a non-exclusive sublicense under the Biogen License Rights to use, sell, offer for sale and import Licensed Protein Products (excluding Licensed Protein Products containing Biogen Gamma Interferon TRIANGLE 0 (as that


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         term is defined in the Biogen License)) in the Territory (excluding
         Japan) in the fields of scleroderma and infectious disease or condition caused by human papillomavirus.

                  (d) Genentech hereby grants to Connetics a non-exclusive license under Genentech Patent Rights to make or have made in the Territory (excluding Japan) Licensed Protein Products for use or sale in the Field of Use in the Territory (excluding Japan).

                  (e) Genentech hereby grants to Connetics a non-exclusive license under Genentech Patent Rights and Genentech Knowhow to use non-human animal species derived homologues of Interferon Gamma ("Non-human Interferon Gamma") solely for non-commercial research purposes to support the Field of Use in the Territory (excluding Japan). Genentech hereby grants to Connetics a non-exclusive license under Genentech Patent Rights to use non-human animal species derived homologues of IG Nucleotide Sequence ("Non-human Interferon Gamma-encoding IG Nucleotide Sequence") solely for non-commercial research purposes to support the Gene Therapy Field of Use in the Territory (excluding Japan).

                  (f) Genentech hereby grants to Connetics a co-exclusive license under Genentech Patent Rights to use, make, have made, import, offer for sale and sell Licensed Gene Products in the Gene Therapy Field of Use in the Territory (excluding Japan). Notwithstanding the foregoing, Genentech reserves the right to use (but not to import, offer for sale or sell) Licensed Gene Products within the Gene Therapy Field of Use solely for non-commercial research purposes. As used in this subsection (f), "co-exclusive" shall mean that (i) Genentech shall not grant a license to any party other than Connetics to use, make, have made, import, offer for sale or sell Licensed Gene Products in the Gene Therapy Field in the Territory (excluding Japan) other than to the extent that such rights (including certain rights to sublicense) [ * ], and (ii) Genentech shall not authorize or approve any grant or assignment [ * ].

                   (g) (i) Genentech hereby grants to Connetics an exclusive license, even as to Genentech, under Genentech Patent Rights and under Genentech Knowhow, in Japan to make, have made, use, sell, offer for sale and import Licensed Protein Product that is [ * ] (as that term is defined in [ * ] solely for the treatment of atopic dermatitis and infectious tuberculosis, subject to subsection (ii) below.


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                           (ii) Connetics, its Affiliates and sublicensees
         hereunder shall [ * ] acting on behalf and in place of [ * ], and shall [ * ], to the extent based, in whole or in part, upon [ * ] Genentech Patent Rights as the result of the [ * ] to the extent such [ * ] (including, without limitation, the [ * ] other than the [ * ] shall not extend to: (A) the [ * ]; or (B) the [ * ] for the [ * ] (except for [ * ] or as an [ * ]) or [ * ]. Connetics' and its Affiliates' and sublicensees' obligation to [ * ] described in this subsection (ii) shall terminate with respect to each of [ * ] simultaneously with [ * ].

                           (iii) In the event that any Third Party Product Rights held by a third party in Japan that [ * ] revert to Genentech, then Genentech shall notify Connetics or its designated sublicensee in Japan of such reversion, and upon such notice Genentech shall be deemed to have automatically granted to Connetics the license under Genentech Patent Rights and under Genentech Knowhow to all such reverted rights, which license shall be exclusive to the extent that such reverted rights were exclusive. All rights granted to Connetics pursuant to this subsection (iii) shall be subject to the terms of this Agreement, including without limitation subsection (ii) above, Section 3.2(g) and
         Section 8.3.

                  (h) In the event that any Third Party Product Rights (other than those described in subsection (g) above) shall revert to Genentech, then Genentech shall notify Connetics of such reversion. For the ninety (90) day period following its receipt of such notice, Genentech and Connetics shall negotiate exclusively in good faith the reasonable commercial terms upon which Genentech would be willing to grant to Connetics the license to such reverted rights. If the Parties fail to enter a written agreement for a license to such rights by the end of such ninety (90) day period, then Genentech shall have no further obligation to Connetics with respect to such rights; provided that for six (6) months following such ninety (90) day period, Genentech shall not enter into an agreement to grant a license to such rights with a third party on terms that, taken as a whole, are less favorable to Genentech than those last offered by Connetics for such rights. With respect to the foregoing sentence, [ * ] shall be [ * ] in light of all [ * ], including without limitation the [ * ] with such [
         * ] of such [ * ] under such [ * ] commercially reasonable [ * ] of the [ * ] of such [ * ] that may be [ * ]. Nothing in the preceding sentence shall imply any [ * ]. Connetics may not transfer its rights under this Section 2.1(h) to any party other than InterMune without Genentech's prior written consent.


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         Except as expressly granted herein, there are no implied licenses under the Genentech Patent Rights or any other intellectual property rights owned or controlled by Genentech.

12. Section 2.3(b) of the License Agreement is hereby deleted and replaced in its entirety as follows:

                  (b) Connetics may grant one or more sublicenses under the rights granted in Sections 2.1(a), (b), (c), (e), (f) and (g) in the Field of Use and the Gene Therapy Field of Use, on thirty (30) days prior written notice to Genentech, and subject to Genentech's prior written approval, which approval shall not be unreasonably withheld.

13. A new Section 3.2(g) is hereby added to read in its entirely as follows:

                  (g) In addition to the Clinical Development Milestones (as set forth in Exhibit E hereto), Connetics shall use its Best Efforts to develop and commercialize Licensed Products: (i) in the Field of Use with respect to indications and diseases that, under the provisions of this Amendment, have been added to the "Field of Use" as defined in the original License Agreement executed as of May 5, 1998, and (ii) in the Gene Therapy Field of Use. Such additional indications and diseases in the Field of Use, and the Gene Therapy Field of Use, collectively are referred to in this subsection (g) as the "Additional Indications." In the event that Connetics is not conducting such development efforts with respect to any Additional Indication(s) in a country or countries in the Territory as of the [ * ] (or if rights to such Additional Indication were granted to Connetics pursuant to Section 2.1(g)(iii), then as of the [ * ] that Genentech notifies Connetics or its designated sublicensee regarding such rights as set forth in that Section) or at any time thereafter, Genentech shall have the right to terminate this Agreement, and the licenses granted hereunder, with respect to Licensed Products for such Additional Indication(s) in such country or countries, upon [ * ] days prior written notice to Connetics, unless Connetics can reasonably demonstrate, during such notice period, by its written records that as of the date of such notice it is conducting such development efforts with respect to such Additional Indication(s) in such country or countries.

14. Sections 8.2(a) and (b) of the License Agreement are hereby deleted and replaced in their entirety as follows:


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                  (a) [ * ] within thirty (30) days following the dates on which the first NDA or BLA, as applicable, for a Licensed Protein Product is filed with the FDA by Connetics for [ * ]; provided however, that such milestone payments shall only be paid once for each of the foregoing indications, and shall not be paid upon the filing of a NDA or BLA for an osteopetrosis or any mycobacterial infection indication.

                  (b) [ * ] within thirty (30) days following the date Connetics receives the first FDA approval of [ * ]; provided however, that such milestone payment shall only be paid once for each of the foregoing indications, and shall not be paid upon receipt of FDA approval for commercial sale for an osteopetrosis or any mycobacterial infection indication.

15. Section 8.3 of the License Agreement is hereby deleted and replaced in its entirety as follows:

         8.3 Royalties. Connetics shall pay Genentech the following royalties on Net Sales of Licensed Products by Connetics and its sublicensees:

                  (a) For annual aggregate Net Sales of all Licensed Protein Products in the Territory (excluding Japan) [ * ], a royalty rate equal to [ * ] of such Net Sales.

                  (b) [ * ], for annual aggregate Net Sales of all Licensed Protein Products in the Territory (excluding Japan) [ * ], a royalty rate equal to [ * ] of such Net Sales [ * ].

                  (c) For Net Sales of all Licensed Protein Products in Japan, a royalty rate equal to [ * ] of such Net Sales; PROVIDED, HOWEVER, that in the event that [ * ] in Japan for an indication for which InterMune has exclusive rights under Section 2.1(g), the foregoing royalty rate shall be reduced to [ * ] for Net Sales of [ * ] in Japan for such indication [ * ]. For the sake of clarity, Net Sales of Licensed Protein Products to which Connetics acquires rights pursuant to Section 2.1(g)(iii) shall be subject to this subsection (c).

                      (d) (i) For Net Sales of Licensed Gene Product in the Territory, where such Licensed Gene Product is used in conjunction with a Licensed Protein Product for the treatment or prevention of a given indication in a given patient population, a royalty rate equal to [ * ] of such Net Sales. As used in this subsection (d), "indication" shall mean any particular medical condition within the Field of Use and


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         Gene Therapy Field of Use, including but not limited to labeling claims approved by a regulatory agency.

                                    (ii) For Net Sales of Licensed Gene Product
         in a country in the Territory, where such Licensed Gene Product is used in a given patient population for the treatment or prevention of the same indication for which a given Licensed Protein Product is used in such patient population, a royalty rate equal to (A) [ * ] of such Net Sales during the [ * ] period following the first commercial sale of such Licensed Gene Product in such country for the treatment or prevention of such indication in such patient population by Connetics, or its Affiliates and sublicensees (the "First Commercial Sale"); (B) [
         * ] of such Net Sales during the [ * ] period following the First Commercial Sale; and (C) [ * ] of such Net Sales beginning on the [ * ] anniversary of the First Commercial Sale and thereafter.

                           (iii) Notwithstanding the provisions of subsections
         (i) and (ii) above, in the event that annual Net Sales of a Licensed Gene Product for the treatment or prevention of an indication in a patient population in a country in the Territory [ * ] for the treatment or prevention of such indication in such patient population in such country, the royalty rate thereafter applicable to Net Sales of such Licensed Gene Product for the treatment or prevention of such indication in such patient population in such country shall be [ * ] of such Net Sales.

                           (iv) In the event that Connetics or InterMune determines at any point following [ * ] that the above royalty rates are having or are likely to have an adverse impact on Connetics' or InterMune's ability to compete effectively in its sales of such Licensed Gene Product, Connetics or InterMune shall so notify Genentech, and the Parties shall in good faith discuss and attempt to reach a reasonable and mutually agreeable resolution to the situation.

                  (e) (i) The royalties set forth in subsections (a), (b) and
         (c) above shall be payable, on a country-by-country basis, until the later of: (A) the expiration or revocation of the last remaining issued patent in such country within the Genentech Patent Rights that covers Licensed Protein Products, or (B) [ * ] years from the Effective Date of this Agreement. Notwithstanding the foregoing, upon the expiration of the last to expire issued patent in each country within the Genentech Patent Rights during the term of this


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         Agreement, thereafter each of the royalty rates set forth in (a), (b)
         and (c) above shall be reduced by [ * ] with respect to such country.

                           (ii) The royalties set forth in subsection (d) above shall be payable, on a country-by-country basis, until the expiration or revocation of the last remaining issued patent in such country within the Genentech Patent Rights that covers Licensed Gene Products.

16. Section 8.4 of the License Agreement is hereby deleted and replaced in its entirety as follows:

                  8.4 Third-Party Royalties. If Genentech or Connetics is required to pay any third party a royalty due to the manufacture, use, sale, offer for sale or importation of a Licensed Product in the Territory for or by Connetics or its sublicensees, Connetics shall be responsible for the payment of [ * ] of such third-party royalty, PROVIDED HOWEVER, that Connetics may deduct from the royalties otherwise payable to Genentech under Section 8.3 above, an amount equal to [ * ] of such third party royalties incurred only due to use patents in the Field of Use or in the Gene Therapy Field of Use in the Territory, provided that the amount deducted shall not exceed [ * ] of the royalties otherwise payable by Connetics to Genentech under Section
         8.3. For purposes of clarification, such deductions shall not apply to [ * ]. Attached hereto as Exhibit G is a list of all such royalty obligations to third parties known to Genentech as of the Effective Date without diligent search. No later than thirty (30) days from the Effective Date, Genentech shall complete a reasonable internal investigation of its records and update Exhibit G, as necessary, to accurately reflect all such royalty obligations to third parties to the best of Genentech's knowledge; provided however, Connetics acknowledges that Genentech has no obligation to conduct due diligence or any investigation with respect to third party patent rights related to Licensed Products. Genentech shall notify Connetics in writing during the term of this Agreement if it becomes aware of any additional Genentech third party royalty obligations.

17. Section 8.5 of the License Agreement is hereby deleted and replaced in its entirety as follows:

                  8.5 Royalty Payments.


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                  (a) Royalty payments shall be made to Genentech quarterly
         within ninety (90) days following the end of each calendar quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the total Net Sales during the relevant three-month period, and the calculation of royalties, if any, due thereon pursuant to Section 8.3.

                  (b) Notwithstanding subsection (a) above, any royalty payments which accrue during 1999 on Net Sales of Licensed Protein Product sold by Connetics' sublicensee InterMune shall be paid to Genentech in the form of promissory note, in the form attached hereto as Exhibit I. For each calendar quarter in 1999 for which royalty payments are due, InterMune shall execute and deliver to Genentech, within ninety (90) days following the end of each such calendar quarter, a promissory note in the form of Exhibit I, and in the amount of such royalties due to Genentech for such quarter. Each such promissory note shall be accompanied by the report described in Section 8.5(a) above for such quarter. In the event that any such note is delivered by InterMune after such 90 day period, nevertheless interest shall accrue on the date that such note was due.

18. The following provision is hereby inserted as Section 10.4 to the License Agreement:

                  10.4 Insurance. At all times during the term of this Agreement, Connetics and its sublicensees shall provide the following insurance at its sole cost and expense:

                      (a) Commercial General Liability, including coverage for products and completed operations (maintained for a period of at least [ * ] after the expiration or termination of this Agreement) [ * ]. The policy shall have a limit of no less than [ * ] dollars.

                      (b) Foreign Local Coverages: Where required by law, Connetics and its sublicensees will purchase foreign local coverages in an amount that, at a minimum, satisfies the legal requirements of that jurisdiction.

                      (c) Policy Conditions: All policies under (a) and (b) above shall:

                          (i) be written by insurance companies with an A.M. Best's rating of A:VIII or higher (or if Connetics' or its sublicensees policies are not subject to the Best rating, then by carriers who are acceptable to Genentech); and


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                          (ii) add Genentech as an additional insured.

                      (d) Additionally, Connetics shall use its Best Efforts to obtain from its insurance carrier for the policies described in subsections (a) and (b) covenants:

                          (i) [ * ]; and

                          (ii) [ * ].

                  Connetics and its sublicensees shall provide Genentech a certificate of insurance which shall reflect the above coverages and provisions, with annual renewals as long as the contract continues.

19. Section 11.1 of the License Agreement is hereby deleted and replaced in its entirety as follows:

         11.1 Term. This Agreement shall commence on the Effective Date of this Agreement and, unless terminated earlier, shall expire:

                  (a) With respect to Licensed Protein Products, at the later to occur of (i) the expiration of the last to expire of any Genentech Patent Rights covering a Licensed Protein Product, or (ii) twenty (20) years from the Effective Date of this Agreement; and

                  (b) With respect to Licensed Gene Products, at the expiration of the last to expire of any Genentech Patent Rights covering a Licensed Gene Product;

                  PROVIDED, HOWEVER, that in the event that either the CMCC License or the Biogen License is terminated, the licenses granted by Genentech to Connetics under the CMCC License or the Biogen License shall also terminate. Genentech shall use its Best Efforts to keep the CMCC License and the Biogen License in effect during the term of this Agreement, provided, however, that if [ * ] as outlined in Section
         [ * ] under the [ * ] shall not be [ * ] shall have the [ * ]. One (1) year before the expiration of this Agreement under Section 11.1(a), the Parties agree to meet and to discuss in good faith extending the term of this Agreement with respect to Licensed Protein Products on terms mutually agreeable to the Parties.


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20.      Exhibit E of the License Agreement is hereby deleted and replaced in its entirety with new Exhibit E attached hereto and incorporated herein.

21. In consideration for the rights granted to Connetics and its sublicensees under this Amendment, InterMune shall issue to Genentech eight hundred seventy five thousand (875,000) shares of Series A-1 Preferred Stock simultaneously herewith.

22. This Amendment supersedes the Letter Agreement in its entirety. All other terms and provisions of the License Agreement, including all exhibits to that Agreement, will continue in full force and effect as though fully set forth in this Amendment. Nothing in this Amendment shall be construed as affecting Connetics' obligations to be liable and responsible for the performance of all of the obligations of Connetics and its sublicensees under the License Agreement.

                       THIS SPACE INTENTIONALLY LEFT BLANK


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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by the respective duly authorized officers as of the date first written above.

GENENTECH, INC.                           CONNETICS CORPORATION

By: /s/ Nicholas J. Simon                 By:  /s/ T. G. Wiggans
   ---------------------------------         -----------------------------------

Printed Name: Nicholas J. Simon           Printed Name: T. G. Wiggans

Title: Vice President, Business and       Title: President and Chief Executive
Corporate Development                     Officer

Acknowledged and agreed as to InterMune's rights and obligations hereunder as Connetics' sublicensee under the License Agreement:


INTERMUNE PHARMACEUTICALS, INC.

By: /s/ W. Scott Harkonen
   ---------------------------------

Printed Name: W. Scott Harkonen

Title: President


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                                    EXHIBIT E

                           CLINICAL DEVELOPMENT MILESTONES

                                      [ * ]


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                           CONVERTIBLE PROMISSORY NOTE

$                                                                        , 2000
 ----------                                                    ----------
                                                          Palo Alto, California

FOR VALUE RECEIVED, InterMune Pharmaceuticals, Inc., a California corporation ("COMPANY") promises to pay to Genentech, Inc., a Delaware corporation, or its registered assigns ("HOLDER"), the principal sum of _______________ Dollars and __________ Cents ($__________ ), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to prime rate plus two percent (2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2002, (ii) the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement declared effective by the Securities Exchange Commission, and (iii) the merger or consolidation of the Company with or into any other corporation or corporations (except where a majority of the outstanding equity securities of the surviving corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately prior to the merger or consolidation), or a sale or other transfer of all or substantially all of the assets of the Company (or any series of related transactions resulting in the same).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

         1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

         (a) "COMPANY" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company under this Note in accordance with and subject to the terms of this Note.


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         (b)      "HOLDER" shall mean the Person specified in the introductory paragraph of this Note or any other Person(s) who shall at the time be the registered holder of this Note.

         (c) "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         (d) "LICENSE AGREEMENT" means the License Agreement for Interferon Gamma between Genentech, Inc. and Connectics Corporation dated May 5, 1998, as amended on December 23, 1999, January 15, 1999 and April ___, 1999, and as further amended from time to time.

         (e) "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

         2. PREPAYMENT. Upon five (5) days prior written notice to Holder, Company may prepay this Note in whole or in part; provided, however, that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

         3.       CERTAIN COVENANTS. While any amount is outstanding under the
Note:

         (a) LIENS. Without the prior written consent of Holder, Company shall not create, incur, assume or permit to exist any Lien on or with respect to the License Agreement or any intellectual property or other assets of Holder licensed by the Company thereunder.


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         (b)      ASSET DISPOSITIONS. Without the prior written consent of
                  Holder, Company shall not sell, lease, transfer, license or otherwise dispose of the License Agreement or any intellectual property or other assets of Holder licensed or sublicensed by the Company thereunder, other than as permitted under the License Agreement.

         (c) DIVIDENDS, REDEMPTIONS, ETC. Without the prior written consent of Holder, Company shall not (i) pay any dividends or make any distributions on its equity securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its equity securities, other than in respect to stock purchases from departing employees; (iii) return any capital to any holder of its equity securities; (iv) make any distribution of assets, equity securities, obligations or other securities to any holder of its equity securities; or (v) set apart any sum for any such purpose.

         4. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction
Documents:

         (a) FAILURE TO PAY. Company shall fail to pay (i) when due any principal payment under this Note or the License Agreement or
                  (ii) any interest or other payment required under the terms of this Note or the License Agreement and such payment shall not have been made within five (5) days of Company's receipt of Holder's written notice to Company of such failure to pay; or

         (b) BREACHES OF CERTAIN COVENANTS. Company shall fall to observe or perform any covenant, obligation, condition or agreement set forth in Section 3 of this Note; or

         (c) BREACHES OF OTHER COVENANTS. Company shall fall to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Sections 4(a) and 4(b)) or fail to observe or perform any material covenant, obligation, condition or agreement contained in the License Agreement and such failure shall continue for fifteen
                  (15) days; or


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         (d)      REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company to Holder in writing in connection with this Note or the License Agreement, or as an inducement to Holder to enter into this Note or the License Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

         (e)      VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Company shall
                  (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization' or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or
                  (vi) take any action for the purpose of effecting any of the foregoing; or

         (f) INVOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty
                  (30) days of commencement; or

         (g) LICENSE AGREEMENT. The License Agreement terminates or is declared void.

         5. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of arty Event of Default (other than an Event of Default, referred to in Sections 4(e) and 4(f)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding obligations payable by Company under this Note to be


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immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the License Agreement to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 4(e) and 4(f), immediately and without notice, all outstanding Obligations payable by Company under this Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the License Agreement to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by this Note or the License Agreement or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

         6.       CONVERSION RIGHTS.

         (a) OPTIONAL CONVERSION. At the sole election of Holder, this Note may be converted into equity securities of the Company, as set forth in Section 6(b) below, at any time.

         (b) SECURITIES ISSUED UPON CONVERSION. In the event that Holder elects to convert all or a part of this Note into equity securities of the Company, Holder shall provide the Company with written notice of its election. Upon receipt of such notice by the Company, the sum of the aggregate principal and accrued interest designated in such notice shall be automatically converted into that number of shares of the Company's equity securities (the "SHARES") that are sold in the last financing precedent to the date of such conversion involving the sale by the Company of equity securities (other than those issued to employees of the Company) in which the Company receives an aggregate of at least $1,000,000 in cash (excluding any financing incident to a corporate or strategic partnering transaction) (an "EQUITY FINANCING") as is equal to such unpaid principal and interest to be converted divided by the per share purchase price of the Shares issued in such Equity Financing (the "PER SHARE PRICE"), with any fraction of a Share rounded to the next whole Share. The Company covenants to cause the Shares, when issued pursuant to this Section 6, to be fully paid and nonassessable, and free from all taxes, liens and charges with respect to


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                  the issuance thereof and such Shares shall be issued on the same contractual terms as those issued in the Equity
                  Financing.

         7. SURRENDER AND CANCELLATION OF NOTE. Upon payment in full of all principal, expenses and interest payable under this Note, Holder agrees to surrender this Note to Company for cancellation.

         8. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Section 10 below, the rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         9. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder.

         10. ASSIGNMENT BY COMPANY. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder.

         11. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery (a) if to Company, at 3294 West Bayshore Road, Palo Alto, CA 94303, and (b) if to Holder, to Genentech, Inc. 1 DNA Way, South San Francisco, CA 94080-4990, attention Legal Department. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

         12.      PAYMENT. Payment shall be made in lawful tender of the United
States.

         13. DEFAULT RATE; USURY. In the event that any payment of principal or interest provided for herein is not paid by Company when due (including the entire unpaid balance of this Note in the event such amount is made immediately due and payable pursuant to the terms hereof), then Company shall pay interest on the such amounts not paid when due at a rate per annum equal to the rate otherwise applicable hereunder plus two percent (2%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal


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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

         14. ENTIRE AGREEMENT. This Note and the License Agreement, taken together, constitute and contain the entire agreement of Company and Holder, and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

         15. EXPENSES; WAIVERS. If action is instituted to collect this Note, Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

         16. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California. or of any other state.

IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                      INTERMUNE PHARMACEUTICALS, INC.
                                      a California corporation

                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  EXHIBIT 1.16

                           GENENTECH SUPPLY AGREEMENT

The Genentech Supply Agreement was filed as Exhibit 10.16 to the Company's Registration Statement on Form S-1/A, dated March 22, 2000, and is herein incorporated by reference.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.